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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Oppenheimer Holdings Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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OPPENHEIMER HOLDINGS INC.
85 Broad Street
New York, NY 10004

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 11, 2020

To our Stockholders:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of OPPENHEIMER HOLDINGS INC., a Delaware corporation (the "Company"), will be held at 85 Broad Street, New York, NY 10004 in the 22nd Floor Conference Center on Monday, May 11, 2020, at the hour of 4:30 P.M. (New York time) for the following purposes:

  1.
  To elect nine directors;

  2.
  To ratify the appointment of Deloitte & Touche LLP as auditors of the Company for 2020 and authorize the Audit Committee to fix the auditors' remuneration;

  3.
  To approve, in an advisory (non-binding) vote, the Company's executive compensation as disclosed in the accompanying proxy statement;

  4.
  To approve, in an advisory (non-binding) vote, that a stockholder vote to approve the Company's executive compensation (Matter 3 above) should occur every 1, 2 or 3 years;

  5.
  To authorize the issue of up to 1,250,000 shares of Class A non-voting common stock to the Oppenheimer Holdings Inc. 2014 Incentive Plan; and

  6.
  To transact such other business as is proper at such meeting or any adjournments thereof.

        Only holders of Class B voting common stock of record at the close of business on March 13, 2020 are entitled to vote at the Annual Meeting of Stockholders and any adjournments thereof. Holders of Class B voting common stock who are unable to attend the meeting in person are requested to date, sign and return the enclosed form of proxy for use by holders of Class B voting common stock.

        Holders of Class A non-voting common stock of the Company are entitled to attend and speak at the Annual Meeting of Stockholders and any adjournments thereof. Holders of Class A non-voting common stock are not entitled to vote with respect to the matters referred to above.

        A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2019 is available on the Company's website at www.oppenheimer.com. Paper copies are available, free of charge, upon request, (i) by writing to Oppenheimer Holdings Inc., 85 Broad Street, 22nd Floor, New York, New York 10004, Attention: Secretary, (ii) by calling 1-800-221-5588, (iii) emailing us with your request at info@opco.com, or (iv) through our website at www.oppenheimer.com/investor-relations/index.aspx.

By Order of the Board of Directors,

Dennis P. McNamara
Secretary

New York, New York
March 20, 2020

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of
Stockholders to be held on May 11th, 2020:

The Notice of Meeting, Proxy Statement and Annual Report to Stockholders are available at
https://www.oppenheimer.com/investor-relations/index.aspx.

OPPENHEIMER HOLDINGS INC.

PROXY STATEMENT

SUMMARY

        This summary highlights selected information appearing elsewhere in this proxy statement and does not contain all the information that you should consider in making a decision with respect to the proposals described in this proxy statement. You should read this summary in its entirety, together with the more detailed information in this proxy statement, as well as our Annual Report on Form 10-K for the year ended December 31, 2019, which is available without charge, except for exhibits to the report, (i) by writing to Oppenheimer Holdings Inc., 85 Broad Street, 22nd Floor, New York, New York 10004, Attention: Secretary, (ii) by calling 1-800-221-5588, (iii) emailing us with your request at info@opco.com, or (iv) through our website at www.oppenheimer.com/investor-relations/index.aspx.

        Unless otherwise provided in this proxy statement, references to the "Company," "Oppenheimer Holdings," "we," "us," and "our" refer to Oppenheimer Holdings Inc., a Delaware corporation.

 Oppenheimer Holdings Inc.

        The Company is a holding company which, through its subsidiaries, is a leading middle-market investment bank and full service financial services firm. Through our operating subsidiaries, we provide a broad range of financial services, including retail securities brokerage, institutional sales and trading, investment banking (both corporate and public finance), research, market-making, and investment advisory and asset management services. We own, directly or through subsidiaries, Oppenheimer & Co. Inc., a New York-based securities broker-dealer, Oppenheimer Asset Management Inc., a New York-based investment advisor, Freedom Investments Inc., a discount securities broker-dealer based in New Jersey, Oppenheimer Trust Company, a Delaware limited purpose bank, and OPY Credit Corp., a corporation engaged in the trading of syndicated loans. The Company also has subsidiaries or branches of subsidiaries operating in the United Kingdom, Isle of Jersey, Switzerland, Germany, Israel, and Hong Kong, China. The telephone number and address of our registered office is (212) 668-8000 and 85 Broad Street, New York, NY10004.

        This proxy statement is dated March 20, 2020 and is first being mailed to our Class B voting stockholders and made available to all our stockholders on or about March 23, 2020.

        Set forth below in a question and answer format is general information regarding the Annual Meeting of Stockholders, or the Meeting, to which this proxy statement relates.

Questions and Answers about the Matters to be Acted Upon

Q.
What is the purpose of the Meeting?

A.
The purpose of the Meeting is to elect nine directors, to ratify the appointment of our auditors for 2020 and authorize the Audit Committee to fix the auditors' remuneration, to approve, in an advisory (non-binding) vote, the Company's executive compensation, to approve, in an advisory (non-binding) vote, that a stockholder vote to approve the Company's executive compensation should occur every 1, 2, or 3 years, to authorize the issue of up to 1,250,000 shares of Class A non-voting common stock to the Oppenheimer Holdings Inc. 2014 Incentive Plan, and to transact such other business as is proper at the Meeting.

Q.
Where will the Meeting be held?

A.
The Meeting will be held at 85 Broad Street, New York, NY 10004 in the 22nd Floor Conference Center on Monday, May 11, 2020, at the hour of 4:30 P.M. (New York time).

Q.
Who is soliciting my vote?

A.
Our management is soliciting your proxy to vote at the Meeting. This proxy statement and form of proxy were first mailed to our Class B voting stockholders and made available to all of our stockholders on or about March 23, 2020. Your vote is important. We encourage you to vote as soon as possible after carefully reviewing this proxy statement and all information accompanying this proxy statement.

Q.
Who is entitled to vote at the Meeting?

A.
The record date for the determination of stockholders entitled to receive notice of the Meeting is March 13, 2020. Only holders of Class B voting common stock ("Class B Stock") on the record date are entitled to vote at the Meeting and any adjournments thereof. In accordance with the provisions of the General Corporation Law of the State of Delaware, or the DGCL, we will prepare a list of the holders of our Class B Stock (the "Class B Stockholders") as of the record date. Class B Stockholders named in the list will be entitled to vote their Class B Stock on the matters to be voted on at the Meeting. Holders of Class A non-voting common stock ("Class A Stock") of the Company are entitled to attend and speak at the Meeting and any adjournments thereof. However, holders of Class A Stock (the "Class A Stockholders") are not entitled to vote with respect to the matters referred to above.

Q.
What am I voting on?

A.
The Class B Stockholders are entitled to vote on the following proposals:

(1)
The election of E. Behrens, T.M. Dwyer, W. Ehrhardt, P.M. Friedman, T.A. Glasser, A.G. Lowenthal, R.S. Lowenthal, A.W. Oughtred and R.L. Roth as directors;

(2)
The ratification of the appointment of Deloitte & Touche LLP as our auditors for 2020 and the authorization of the Audit Committee to fix the auditors' remuneration;

(3)
The approval, in an advisory (non-binding) vote, of the Company's executive compensation;

(4)
The approval, in an advisory (non-binding) vote, that a stockholder vote to approve the Company's executive compensation (Matter 3 above) should occur every 1, 2 or 3 years;

(5)
The authorization of the issue of up to 1,250,000 shares of Class A Stock to the Oppenheimer Holdings Inc. 2014 Incentive Plan; and

(6)
Any other business as may be proper to transact at the Meeting.

Q.
What are the voting recommendations of the Board of Directors?

A.
The Board of Directors recommends the following votes:

•
FOR the election of the nominated directors;

•
FOR the ratification of the appointment of Deloitte & Touche LLP as our auditors for 2020 and the authorization of our Audit Committee to fix the auditors' remuneration;

•
FOR the approval, in an advisory (non-binding) vote, of the Company's executive compensation;

•
FOR the approval, in an advisory (non-binding) vote, that a stockholder vote to approve the Company's executive compensation (Matter 3 above) should occur every 3 years; and

•
FOR the authorization of the issue of up to 1,250,000 shares of Class A non-voting common stock to the Oppenheimer Holdings Inc. 2014 Incentive Plan.

Q.
Will any other matters be voted on?

A.
The Board of Directors does not intend to present any other matters at the Meeting. The Board of Directors does not know of any other matters that will be brought before our Class B Stockholders for a vote at the Meeting. If any other matter is properly brought before the Meeting, your signed proxy card gives authority to A.G. Lowenthal and D.P. McNamara, as proxies, with full power of substitution, to vote on such matters at their discretion.

Q.
How many votes do I have?

A.
Class B Stockholders are entitled to one vote for each share of Class B Stock held as of the close of business on the record date. Holders of Class A Stock are not entitled to vote with respect to the matters referred to above.

Q.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A.
Many stockholders hold their shares through a broker or bank rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

  Stockholder of Record — If your shares are registered directly in your name with our transfer agent, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being made directly available to you by us. Class B Stockholders may vote the shares registered directly in your name by completing and mailing the proxy card or by written ballot at the Meeting.

  Beneficial Owner — If your shares are held in a stock brokerage account or by a bank, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your bank or broker, which is considered the stockholder of record of those shares. As the beneficial owner (if you are a Class B Stockholder), you have the right to direct your bank or broker how to vote and are also invited to attend the Meeting. However, since you are not the stockholder of record, you may not vote those shares in person at the Meeting unless you bring with you a legal proxy from the stockholder of record. If you are a Class B Stockholder, your bank or broker has enclosed a voting instruction card providing directions for how to vote your shares.

Q.
How do I vote?

A.
If you are a Class B Stockholder of record, there are two ways to vote:

•
By completing and depositing your proxy with our transfer agent no later than the last business day preceding the date of the Meeting; or

•
By written ballot given to our Secretary on the day of the Meeting.

  If you are a Class B Stockholder and you return your proxy card but you do not indicate your voting preferences, the proxies will vote your shares FOR Matters 1, 2, 3 and 5, and with respect to Proposal 4, the proxy will vote to approve, in an advisory (non-binding) vote, that a stockholder vote to approve the Company's executive compensation (Matter 3 above) be presented every 3 years, and will use their discretion on any other matters that are submitted for stockholder vote at the Meeting.

  Class B Stockholders who are not stockholders of record and who wish to file proxies should follow the instructions of their intermediary with respect to the procedure to be followed. Generally, Class B Stockholders who are not stockholders of record will either: (i) be provided with a proxy executed by the intermediary, as the stockholder of record, but otherwise uncompleted and the beneficial owner may complete the proxy and return it directly to our transfer agent; or (ii) be provided with a request for voting instructions by the intermediary, as the stockholder of record, and then the intermediary must send to our transfer agent an executed proxy form completed in accordance with any voting instructions received by it from the beneficial owner and may not vote in the event that no instructions are received.

Q.
Can I change my vote or revoke my proxy?

A.
A Class B Stockholder who has given a proxy has the power to revoke it prior to the commencement of the Meeting by depositing an instrument in writing executed by the Class B Stockholder or by the stockholder's attorney-in-fact either (i) with our transfer agent, Computershare Inc., at any time up to and including the last business day preceding the day of the Meeting or any adjournments thereof or (ii) with our Secretary on the day of the Meeting or any adjournments thereof or in any other manner permitted by law. A stockholder who has given a proxy has the power to revoke it after the commencement of the Meeting as to any matter on which a vote has not been cast under the proxy by delivering a written notice of revocation to our Secretary prior to commencement of the Meeting. A stockholder who has given a proxy may also revoke it by signing a form of proxy bearing a later date and returning such proxy to our Secretary prior to the commencement of the Meeting. In addition, a Class B Stockholder who has given a proxy has the power to revoke it after the commencement of the Meeting as to any matter on which a vote has not been cast under the proxy by delivering written notice of revocation to our Secretary.

Q.
How are votes counted?

A.
We will appoint an Inspector of Election at the Meeting. The Inspector of Election is typically a representative of our transfer agent. The Inspector of Election will collect all proxies and ballots and tabulate the results.

Q.
Who pays for soliciting proxies?

A.
We will bear the cost of soliciting proxies from our Class B Stockholders. It is planned that the solicitation will be initially by mail, but proxies may also be solicited by our employees. These persons will receive no additional compensation for such services but will be reimbursed for reasonable out-of-pocket expenses. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares held of record by these persons, and we will reimburse them for their reasonable out-of-pocket expenses. The cost of such solicitation, estimated to be approximately $2,000, will be borne by us.

Q.
What is the quorum requirement of the Meeting?

A.
A quorum for the consideration of Matters 1, 2, 3, 4 and 5 shall be Class B Stockholders present in person or by proxy representing not less than a majority of the outstanding Class B Stock.

Q.
What are broker non-votes?

A.
Broker non-votes occur when holders of record, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders at least ten days before the Meeting. Broker non-votes and abstentions will not affect the outcome of the matters being voted on at the Meeting, assuming that a quorum is obtained.

Q.
What vote is required to approve each proposal?

A.
Matter No. 1, election of directors. The election of each of the directors nominated requires the affirmative vote, in person or by proxy, of a simple majority of the Class B Stock voted at the Meeting if a quorum, or a majority of the Class B Stock, is present;

  Matter No. 2, appointment of auditors. The ratification of the appointment of the auditors for 2020 and the authorization of the Audit Committee to fix the auditors' remuneration requires the affirmative vote, in person or by proxy, of a simple majority of the Class B Stock voted at the Meeting if a quorum, or a majority of the Class B Stock, is present;

  Matter No. 3, the approval, in an advisory (non-binding) vote, of the Company's executive compensation, requires the affirmative vote, in person or by proxy, of a simple majority of the Class B Stock voted at the Meeting, if a quorum, or a majority of the Class B Stock, is present;

  Matter No. 4, a vote in an advisory (non-binding) proposal that a shareholder vote to approve executive compensation (Matter 3 above) should occur every 1, 2 or 3 years. This requires the affirmative vote, in person or by proxy, of a simple majority of the Class B Stock voted at the Meeting if a quorum, or a majority of the Class B Stock, is present; and

  Matter No. 5, the authorization of the issue of up to 1,250,000 shares of Class A Stock to the Oppenheimer Holdings Inc. 2014 Incentive Plan requires the affirmative vote, in person or by proxy, of a simple majority of the Class B Stock voted at the Meeting if a quorum, or a majority of the Class B Stock, is present.

Mr. A.G. Lowenthal, our Chairman and Chief Executive Officer, owns 97.5% of the Class B Stock and intends to vote all of such Class B Stock in favor of each of Matters 1, 2, 3 and 5 and intends to vote for 3 years with respect to Matter 4. As a result, each of the matters before the Meeting is expected to be approved. See "Security Ownership of Certain Beneficial Owners and Management."

Q.
Who can attend the Meeting?

A.
All registered Class A Stockholders, Class B Stockholders, their duly appointed representatives, our directors and officers, and our auditors are entitled to attend the Meeting.

Q.
What does it mean if I get more than one proxy card?

A.
It means that you own shares in more than one account. You should vote the shares on each of your proxy cards.

Q.
I own my shares indirectly through my broker, bank, or other nominee, and I receive multiple copies of the proxy materials, and other mailings because more than one person in my household is a beneficial owner. How can I change the number of copies of these mailings that are sent to my household?

A.
If you and other members of your household are beneficial owners, you may eliminate this duplication of mailings by contacting your broker, bank, or other nominee. Duplicate mailings in most cases are wasteful for us and inconvenient for you, and we encourage you to eliminate them whenever you can. If you have eliminated duplicate mailings, but for any reason would like to resume them, you must contact your broker, bank, or other nominee.

Q.
Multiple stockholders live in my household, and together we received only one copy of these proxy materials. How can I obtain my own separate copy of this document for the Meeting?

A.
You may pick up copies in person at the Meeting or download them from our Internet web site, www.oppenheimer.com (click on the link to the About Us/Investor Relations page). If you want copies mailed to you and are a beneficial owner, you must request them from your broker, bank, or other nominee. If you want copies mailed to you and are a stockholder of record, we will mail them promptly if you request them from our corporate office by phone at (212) 668-8000, by email at info@opco.com, through our website at www.oppenheimer.com/investor-relations/index.aspx or by mail to 85 Broad Street, New York, NY 10004, Attention: Secretary. We cannot guarantee you will receive mailed copies before the Meeting.

Q.
Where can I find the voting results of the Meeting?

A.
We are required to file the voting results in a Current Report on Form 8-K which you can find within four business days of the Meeting on the EDGAR website at www.sec.gov.

Q.
Who can help answer my questions?

A.
If you have questions about the Meeting or if you need additional copies of the proxy materials or the enclosed proxy card, you should contact:

  D.P. McNamara, Secretary
  Oppenheimer Holdings Inc.
  85 Broad Street, 22nd Floor
  New York, NY 10004
  (212) 668-8000
  info@opco.com

  You may also obtain additional information about us from documents filed with the Securities and Exchange Commission by following the instructions in the section entitled "Where You Can Find More Information."

 THE MEETING

Solicitation of Proxies

        This proxy statement is made available or forwarded to our Class A Stockholders and Class B Stockholders in connection with the solicitation of proxies by our management from the Class B Stockholders for use at our Annual Meeting of Stockholders (the "Meeting") to be held on Monday, May 11, 2020 at the hour of 4:30 P.M. (New York time) at 85 Broad Street, New York, NY 10004 in the 22nd Floor Conference Center and at any adjournments thereof for the purposes set forth in the Notice of Meeting, which accompanies this proxy statement. This proxy statement is dated March 20, 2020 and is first being mailed to our Class B Stockholders on or about March 23, 2020.

        The record date for the determination of stockholders entitled to receive notice of the Meeting is March 13, 2020. In accordance with the provisions of the DGCL, we will prepare a list of the Class B Stockholders as of the record date. Class B Stockholders named in the list will be entitled to vote the Class B Stock owned by them on all matters to be voted on at the Meeting.

        It is planned that the solicitation of Class B Stockholders will be initially by mail, but proxies may also be solicited by our employees. The cost of such solicitation, estimated to be approximately $2,000, will be borne by us.

        No person is authorized to give any information or to make any representations other than those contained in this proxy statement and, if given or made, such information or representations should not be relied upon as having been authorized by us. The delivery of this proxy statement shall not, under any circumstances, create an implication that there has not been any change in the information set forth herein since the date of this proxy statement. Except as otherwise stated, the information contained in this proxy statement is given as of March 6, 2020.

        We have distributed copies of the Notice of Meeting, this proxy statement, and form of proxy for use by the Class B Stockholders to intermediaries such as clearing agencies, securities dealers, banks and trust companies or their nominees for distribution to our non-registered stockholders whose shares are held by or in the custody of such intermediaries. Intermediaries are required to forward these documents to non-registered Class B Stockholders. Our Annual Report on Form 10-K for the year ended December 31, 2019 is available without charge, except for exhibits to the report, (i) by writing to Oppenheimer Holdings Inc., 85 Broad Street, 22nd Floor, New York, New York 10004, Attention: Secretary, (ii) by calling 1-800-221-5588, (iii) emailing us with your request at info@opco.com, or (iv) through our website at www.oppenheimer.com/about-us/investor-relations/proxies.aspx. The solicitation of proxies from non-registered Class B Stockholders will be carried out by the intermediaries or by us if the names and addresses of Class B Stockholders are provided by the intermediaries. Non-registered Class B Stockholders who wish to file proxies should follow the instructions of their intermediary with respect to the procedure to be followed. Generally, non-registered Class B Stockholders will either: (i) be provided with a proxy executed by the intermediary, as the registered stockholder, but otherwise uncompleted and the non-registered holder may complete the proxy and return it directly to our transfer agent; or (ii) be provided with a request for voting instructions by the intermediary, as the registered stockholder, and then the intermediary must send to our transfer agent an executed proxy form completed in accordance with any voting instructions received by it from the non-registered holder and may not vote in the event that no instructions are received.

Class A Stock and Class B Stock

        We have authorized and issued Class A Stock and Class B Stock which are equal in all respects except that the holders of Class A Stock, as such, are not entitled to vote at meetings of our stockholders except as entitled to vote by law or pursuant to our Certificate of Incorporation. Class A Stockholders are not entitled to vote the Class A Stock owned or controlled by them on the matters identified in the Notice of Meeting to be voted on at the Meeting.

        Generally, Class A Stockholders are afforded the opportunity to receive notices of all meetings of stockholders and to attend and speak at such meetings. Class A Stockholders are also afforded the opportunity to obtain all informational documentation sent to the Class B Stockholders.

        Class B Stockholders are entitled to one vote for each share of Class B Stock held as of the record date for the Meeting.

Appointment and Revocation of Proxies

        Each of Albert G. Lowenthal and Dennis P. McNamara (the "Management Nominees") has been appointed by the Board of Directors to serve as the proxy for the Class B Stockholders at the Meeting.

        Class B Stockholders have the right to appoint persons, other than the Management Nominees, who need not be stockholders, to represent them at the Meeting. To exercise this right, the Class B Stockholder may insert the name of the desired person in the blank space provided in the form of proxy accompanying this proxy statement or may submit another form of proxy.

        Proxies must be deposited with our transfer agent, Computershare Inc., at its address at Computershare Investor Services, PO Box 505000, Louisville, Kentucky 40233, no later than the last business day preceding the day of the Meeting or with our Secretary on the day of the Meeting in order for the proxies to be used at the Meeting.

        Class B Stock represented by properly executed proxies will be voted by the Management Nominees on any ballot that may be called for, unless the Class B Stockholder has directed otherwise, (i) for the election of each of the nominated directors (Matter 1 in the Notice of Meeting), (ii) for the ratification of the appointment of the auditors for 2020 and authorization of the Audit Committee to fix the remuneration of the auditors (Matter 2 in the Notice of Meeting), (iii) for the approval, in an advisory (non-binding) vote, of the Company's executive compensation (Matter 3 in the Notice of Meeting), (iv) for the approval, in an advisory (non-binding) vote, that a stockholder vote to approve the Company's executive compensation (Matter 3) should occur every 3 years (Matter 4 in the Notice of Meeting) and (v) for the authorization of the issue of up to 1,250,000 shares of Class A Stock to the Oppenheimer Holdings Inc. 2014 Incentive Plan (Matter 5 in the Notice of Meeting).

        Each form of proxy confers discretionary authority with respect to amendments or variations to matters identified in the Notice of Meeting to which the proxy relates and other matters which may properly come before the Meeting. Management knows of no matters to come before the Meeting other than the matters referred to in the Notice of Meeting. However, if matters which are not known to management should properly come before the Meeting, the proxies will be voted on such matters in accordance with the best judgment of the person or persons voting the proxies.

        A Class B Stockholder who has given a proxy has the power to revoke it prior to the commencement of the Meeting by depositing an instrument in writing executed by the Class B Stockholder or by the stockholder's attorney-in-fact either with our transfer agent at any time up to and including the last business day preceding the day of the Meeting, or any adjournments thereof, or with our Secretary on the day of the Meeting or any adjournments thereof or in any other manner permitted by law. A Class B Stockholder who has given a proxy may also revoke it by signing a form of proxy bearing a later date and returning such proxy to our Secretary prior to the commencement of the Meeting. In addition, a Class B Stockholder who has given a proxy has the power to revoke it after the commencement of the Meeting as to any matter on which a vote has not been cast under the proxy by delivering written notice of revocation to our Secretary.

        Abstentions and broker non-votes will have no effect with respect to the matters to be acted upon at the Meeting, assuming that a quorum is obtained.

 MATTER NO. 1

ELECTION OF DIRECTORS

Director Nomination Process

        Our Bylaws provide that our Board of Directors consists of no less than three and no more than eleven directors to be elected annually. The term of office for each director is from the date of the meeting of stockholders at which the director is elected until the close of the next annual meeting of stockholders or until his or her successor is duly elected or appointed, unless his or her office is earlier vacated, in accordance with our Bylaws.

        The Nominating and Corporate Governance Committee of the Board has recommended, and the directors have determined, that nine directors are to be elected at the Meeting. Management does not contemplate that any of the nominees named below will be unable to serve as a director, but, if such an event should occur for any reason prior to the Meeting, the Management Nominees reserve the right to vote for another nominee or nominees in their discretion.

        The following sets out information with respect to the proposed nominees for election as directors as recommended by the Nominating and Corporate Governance Committee, in accordance with the Nominating and Corporate Governance Committee Charter (available at www.oppenheimer.com). The Nominating and Corporate Governance Committee has reported that it is satisfied that each of the nominees is fully able and fully committed to serve the best interests of our stockholders. The election of the persons nominated for election as directors requires the affirmative vote of a simple majority of the Class B Stock voted at the Meeting.

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF THE PERSONS NOMINATED FOR ELECTION AS A DIRECTOR.

  Director Nominees and Executive Officers

        The following table, and the notes thereto, provide information regarding our director nominees and executive officers.(1)

 Nominees for Election as a Director

E. Behrens Age: 50 Independent	Mr. Behrens joined the Board in 2016. Mr. Behrens is currently the Managing Member of Behrens Investment Group, an investment fund, a position that he has held since April of 2019. Prior to that, he was the Managing Member of B Capital Advisors LLC, an investment firm. Additionally, he is the Lead Director of Harte Hanks Inc., a position that he has held since March of 2019. He also served as a board member of Sidewinder Drilling LLC, a land based oil rig operator, from 2017 to 2018, and SEACOR Marine Holdings Inc., an offshore oil and gas provider, from 2017 to 2019. From 2009 to 2017, Mr. Behrens was a Senior Vice President with SEACOR Holdings Inc., a global provider of equipment and services supporting the offshore oil and gas and marine transportation industries that he initially joined in 2008. From 2012 to 2017, he was Chairman of the Board of Trailer Bridge, Inc., a Jones Act container company. Additionally, he served as a board member of Penford Corporation from 2013 to 2015, a board member of Global Marine Systems from 2014 to 2015, and a board member of Continental Insurance Group, Ltd. from 2016 until 2017. From 2006 to 2007, he was a Portfolio Manager and Partner at Level Global Investors, a New York-based hedge fund. Mr. Behrens has a B.A. degree from the University of Chicago. The Company believes that Mr. Behrens' qualifications to serve on the Board include the extensive experience that he has gained through his key roles with several other significant businesses, including his experience as a Board Chairman, as well as his demonstrated management, financial and business development skills and acumen. He is a member of the Audit, Compliance and Nominating and Corporate Governance Committees.

Board and Committees	Attendance Overall attendance: 100%
Board	7 of 7
Audit	5 of 5
Compliance	5 of 5
Nominating and Corporate Governance	5 of 5

T.M. Dwyer Age: 58 Independent	Mr. Dwyer joined the Board in 2016. He is the founder, former CEO and Chairman of Entitle Direct Group, Inc., a title insurance company. Prior to founding Entitle Direct Group, Inc. in 2006, Mr. Dwyer served as Managing Director at the investment banking firm of Greenhill & Company from 2002 to 2005, specializing in the insurance industry. He previously held a similar position at Donaldson, Lufkin & Jenrette as a Managing Director specializing in the insurance sector from 1993 to 2001. Mr. Dwyer was also a Vice President at Salomon Brothers Inc. from 1987 to 1993, and he was a certified public accountant with Arthur Andersen & Co. in Illinois from 1983 to 1985. He has over 30 years of experience in the financial services industry, and brings significant financial, accounting and insurance knowledge to the Company, as well as demonstrable entrepreneurial, compliance and advisory skills. Mr. Dwyer has an MBA from the University of Chicago and a Bachelor of Science in Accountancy from the University of Illinois. He is the Chairman of the Compensation Committee and a member of the Audit and Compliance Committees.

Board and Committees	Attendance Overall attendance: 100%
Board	7 of 7
Audit	5 of 5
Compensation	8 of 8
Compliance	5 of 5

W. Ehrhardt Age: 76 Independent	Mr. Ehrhardt joined the Board in 2008. He is a retired senior audit partner formerly with Deloitte & Touche LLP, New York with over 30 years of professional experience primarily in the banking and securities and insurance industries. While in the practice of public accounting, Mr. Ehrhardt supervised the audits of the firm's largest multinational financial services clients. In addition, Mr. Ehrhardt participated in numerous firm-wide initiatives relating to the audit practice and related quality control matters and served as Partner in Charge of the Tri-State Financial Services Assurance and Advisory Practice. Mr. Ehrhardt is a Certified Public Accountant. Mr. Ehrhardt brings strong accounting and financial skills and experience to the Company which is important to the oversight of the Company's financial reporting and enterprise and operational risk management. Mr. Ehrhardt is the Chair of the Audit Committee and a member of the Compensation and Compliance Committees.

Board and Committees	Attendance Overall attendance: 96%
Board	6 of 7
Audit	5 of 5
Compensation	8 of 8
Compliance	5 of 5

P.M. Friedman Age: 64 Independent	Mr. Friedman joined the Board in 2015. Mr. Friedman spent 27 years at Bear Stearns & Co. Inc. from 1981 to 2008, most recently holding the position of Chief Operating Officer of the Fixed Income Division. From 2008 to 2009, Mr. Friedman was a Managing Director responsible for business development at Mariner Investment Group, LLC. From 2009 to 2015, Mr. Friedman was Senior Managing Director and Chief Operating Officer of Guggenheim Securities LLC. Mr. Friedman brings an extensive amount of operational and risk management experience to the Company as well as a deep knowledge of the financial services industry. Mr. Friedman is a Certified Public Accountant, and he is the Lead Director, Chairman of our Compliance Committee and a member of the Compensation and Nominating and Corporate Governance Committees.

Board and Committees	Attendance Overall attendance: 100%
Board	7 of 7
Compensation	8 of 8
Compliance	5 of 5
Nominating and Corporate Governance	5 of 5

T.A. Glasser Age: 60 Independent	Ms. Glasser joined the Board in May 2018. She is a Principal with the Financial Risk Group, a consulting firm specializing in risk, data and analytics. She was an independent consultant from 2016 to 2017. Ms. Glasser was a Managing Director at JPMorgan Chase from 2013 to 2016, initiating Capital Stress Testing Analytics for the Corporate Office and, as Chief Data Officer, established the Chief Data Office for Asset Management. She served as Deputy Director of the Office of Financial Research (US Treasury), from 2011 to 2013, supporting systemic risk analysis for the Financial Stability Oversight Council. She established the Chief Risk Office for Bunge Ltd., serving as the Chief Risk Officer from 2007 to 2010. Ms. Glasser managed teams in risk and analytics at Credit Suisse First Boston Inc. from 2002 to 2005, and at Merrill Lynch Pierce Fenner & Smith Inc. from 1987 through 1998 and in 2001. She led financial services teams at IBM Corp., from 2002 to 2005, and KPMG LLP, from 1999 through 2000. Ms. Glasser was Assistant Professor of Finance at Rutgers University from 1984 to 1986 and Bentley College from 1986 to 1987. She has a PhD and MA in Economics from Fordham University and a BS from Fairleigh Dickinson University. Ms. Glasser brings deep knowledge and experience in risk management and technology to the Company. She is a member of the Audit and Compliance Committees.

Board and Committees	Attendance Overall attendance: 100%
Board	7 of 7
Audit	5 of 5
Compliance	5 of 5

A.G. Lowenthal Age: 74 Not Independent	Mr. Lowenthal joined the Board in 1985. Mr. Lowenthal is Chairman of the Board and Chief Executive Officer of the Company, positions he has held since 1985. Mr. Lowenthal has worked in the securities industry since 1967. Mr. Lowenthal's extensive experience in the securities industry and as Chief Executive of our Company gives him unique insights into the Company's challenges, opportunities and operations. Since his arrival at the Company, Mr. Lowenthal has built the Company through acquisition and organic growth taking stockholders' equity from $5 million to $592.7 million at December 31, 2019. Mr. Lowenthal is R.S. Lowenthal's father.

Board and Committees	Attendance Overall attendance 100%
Board	7 of 7

R.S. Lowenthal Age: 43 Not Independent	Mr. Lowenthal joined the Board in May 2013. Mr. Lowenthal joined the Company in 1999, became Managing Director of the Company's Taxable Fixed Income business in 2007 and assumed responsibility for oversight of the Company's Public Finance and Municipal Trading departments in 2012. He is currently a Senior Managing Director and Head of Oppenheimer & Co. Inc.'s Investment Banking business, a position he has held since 2017. Mr. Lowenthal is Chairman of the Oppenheimer & Co. Inc. Management Committee and Co-Chairman of its Risk Management Committee and is a member of several other internal committees. Mr. Lowenthal has an undergraduate degree from Washington University in St. Louis and an MBA from Columbia University. Mr. Lowenthal's insights into the business of the Company provide perspective to the Board discussions important to the oversight of the Company's strategic direction, financial reporting and enterprise and operational risk management. Mr. Lowenthal is A.G. Lowenthal's son.

Board and Committees	Attendance Overall attendance 100%
Board	7 of 7

A.W. Oughtred Age: 77 Independent	Mr. Oughtred joined the Board in 1979. Mr. Oughtred, now retired, was Counsel from January 1, 2009 to May 31, 2009 and prior to December 31, 2008 a Partner at Borden Ladner Gervais LLP (law firm). Mr. Oughtred practiced corporate law. Mr. Oughtred brings strong governance, legal, business and financial industry knowledge to our Board, important to the oversight of the Company's financial reporting, enterprise and operational risk management and governance policy. Mr. Oughtred is certified as an Institute of Corporate Directors (Canada) certified director (ICD.D). Mr. Oughtred is Chairman of our Nominating and Corporate Governance Committee and a member of the Compensation and Compliance Committees.

Board and Committees	Attendance Overall attendance 100%
Board	7 of 7
Compensation	8 of 8
Compliance	5 of 5
Nominating and Corporate Governance	5 of 5

R.L. Roth Age: 62 Independent	Mr. Roth joined the Board on July 25, 2018. Mr. Roth's career has spanned over three decades in which he has been an operator of companies, a dealmaker, a strategic advisor and a successful entrepreneur. Mr. Roth is currently the Managing Partner of RLR Strategic Partners LLC, a consulting company, a position that he has held since October 2016. Prior to that, from May 2014 to September 2016, Mr. Roth served as Chief Executive Officer of Cetera Financial Group, the nation's second largest network of independent broker-dealers, with over 9,000 financial advisors supporting approximately two million retail clients and over $200 billion in advisory and brokerage assets. Prior to that, from September of 2013 to May of 2014, Mr. Roth served as the Chief Executive Officer of Realty Capital Securities, a financial services firm engaged in the independent wealth management business. From January 2006 to September 2013, Mr. Roth was Chief Executive Officer of AIG Advisors Group, one of the largest networks of independent broker-dealers in the country. He started his career as an accountant at Deloitte and Touche, where he become a Certified Public Accountant. Mr. Roth has an undergraduate degree from Michigan State University and a J.D. from the University of Detroit School of Law. He is also a graduate of the Owner/President Management Program at Harvard University's Graduate School of Business Administration. He is a member of the Nominating and Corporate Governance and Compensation Committees.

Board and Committees	Attendance Overall attendance: 100%
Board	7 of 7
Compensation Committee	5 of 5
Nominating and Corporate Governance	5 of 5

Notes:

(1)
There is no Executive Committee of the Board of Directors. Mr. Behrens, Mr. Dwyer, Mr. Ehrhardt and Ms. Glasser are members of the Audit Committee. Messrs. Dwyer, Ehrhardt, Friedman, Oughtred and Roth are members of the Compensation Committee. Mr. Behrens, Mr. Dwyer, Mr. Ehrhardt, Mr. Friedman, Ms. Glasser and Mr. Oughtred are members of the Compliance Committee. Messrs. Behrens, Friedman, Oughtred and Roth are members of the Nominating and Corporate Governance Committee.

        None of the nominees has been involved in any events within the past 10 years that could be considered material to an evaluation of the director.

Executive Officers

        Our executive officers consist of Mr. A.G. Lowenthal, our Chairman and Chief Executive Officer, whose background is described above, and Mr. Alfano, our Chief Financial Officer and principal financial and accounting officer, whose background is described below.

J. Alfano Age: 50	Mr. Alfano has been Executive Vice President and the Chief Financial Officer of Oppenheimer & Co. Inc. since April 2006 and Chief Financial Officer of Oppenheimer Holdings Inc. since May 2011. Mr. Alfano also serves on several of the firm's committees including the Management, Risk Management, Market, Credit, Liquidity and New Product Committees. Prior to joining Oppenheimer, Mr. Alfano was an audit partner with Deloitte & Touche LLP where he spent 14 years in Deloitte's securities industry practice serving clients by providing audit and business advisory services out of their New York, Tokyo and Seattle offices. Mr. Alfano has an undergraduate degree from Michigan State University and an MBA from Columbia University. Mr. Alfano is a member of the Financial Management Society of the Securities Industry and Financial Markets Association (SIFMA), the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants. Mr. Alfano served as a member of the AICPA Stockbrokerage and Investment Banking Expert Panel from 2009 to 2017.

Board Leadership Structure

        The Board believes that the Company's Chief Executive Officer is best situated to serve as Chairman of the Board because he is the director most familiar with the Company's business strategy, history and capabilities, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Independent directors and management add different perspectives and roles in strategy development. The Company's independent directors bring experience, oversight and expertise from outside the Company and, in some cases, outside the industry, while the Chief Executive Officer brings Company-specific and industry-specific experience and expertise. The Board believes that the combined role of Chairman and Chief Executive Officer facilitates strategy development and execution, and enhances the flow of information between management and the Board, which are essential to effective governance.

        One of the key responsibilities of the Board of Directors is to develop strategic direction and hold management accountable for the execution of strategy once it is developed. The Board believes the combined role of Chairman and Chief Executive Officer, together with an independent Lead Director having the duties described below, is in the best interest of stockholders because it provides the appropriate balance between strategy development and independent oversight of management for our Company. The Board's administration of its oversight function is described in greater detail below under "Risk Management."

Lead Director

        Mr. P. Friedman, an independent director who serves on the Compensation, Compliance and Nominating and Corporate Governance Committees, was selected by the Board to serve as the Lead Director for all meetings of the non-management directors held in executive session. The role of the Lead Director is to assure the independence of the Board from management. The Lead Director has the responsibility of presiding at all executive sessions of the Board, consulting with the Chairman and Chief Executive Officer on Board and committee meeting agendas, acting as a liaison between management and the non-management directors, including maintaining frequent contact with the Chairman and Chief Executive Officer and advising him on the efficiency of Board meetings, and facilitating teamwork and communication between the non-management directors and management, as well as additional responsibilities that may be assigned to the Lead Director by the Board.

Executive Sessions

        Pursuant to the Company's Corporate Governance Guidelines, non-management directors of the Board meet on a regularly scheduled basis and otherwise as the independent directors determine without the presence of management. The Lead Director chairs these sessions. An executive session took place, in camera, at every scheduled Board meeting held in 2019. To ensure strong communication with the Chief Executive Officer, the independent directors may meet with the CEO alone as the independent directors determine.

Board of Directors and Committee Meetings Held

        During 2019, the following numbers of Board and committee meetings were held:

Board of Directors	7
Audit Committee	5
Compensation Committee	8
Compliance Committee	5
Nominating and Corporate Governance Committee	5

Meeting Attendance

        Pursuant to the Company's policies on meeting attendance, all directors should strive to attend all meetings of the Board and the committees of which they are members. Last year there were seven meetings of the Board. We are pleased that all but one of our directors attended 100% of the total meetings of the Board and committees of the Board in 2019 during which they served as a director.

        In addition to participation at Board and committee meetings, our directors discharge their responsibilities throughout the year through personal meetings and other communications, including considerable telephone contact with the Chairman and Chief Executive Officer and other members of senior management and each other regarding matters of interest and concern to the Company. It is our policy that our directors attend our stockholders meetings and, at the last Annual Meeting of Stockholders held on May 13, 2019, all but one of the directors nominated attended.

Risk Management

        The Board, as a whole and also at the committee level, has an active role in overseeing the management of the Company's strategic, operational, financial and compliance risks, including risks related to cybersecurity. The Board regularly reviews information regarding the Company's credit, liquidity, cybersecurity systems, and operations, as well as the risks associated with each. The Company's Compensation Committee is responsible for overseeing the Company's executive compensation arrangements and assuring that financial incentives for management and employees are appropriate and mitigate against, rather than encourage, employees taking excessive risk exposure with firm capital. Please see "Compensation Policies and Risk" for further information. The Audit Committee oversees management of operational and financial risks. The Company also has a number of internal risk-oversight committees and functions. The Company's Compliance Committee is responsible for overseeing the Company's compliance function and the management of compliance and regulatory risk. The Company's internal Risk Management Committee (composed of management employees) is charged with assessing, reviewing and monitoring the risk environment in which the Company operates, including risks related to cybersecurity, and reports its findings and considerations to the Audit Committee at each regularly scheduled quarterly meeting and more frequently, as needed. The Nominating and Corporate Governance Committee manages risks associated with the governance of the Company, including the composition, responsibilities and independence of the Board of Directors and ethical and regulatory issues including conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of

Directors is regularly informed through committee reports about such risks, including receiving updates and reports from the Company's Chief Information Officer and his staff regarding risks related to cybersecurity.

Corporate Governance

        Our Class A Stock is listed on the NYSE. We are subject to the corporate governance listing standards of the NYSE, the applicable rules of the Securities and Exchange Commission (the "SEC"), the provisions of the Sarbanes-Oxley Act of 2002 and the applicable rules of the Dodd-Frank Wall Street Reform and Consumer Protection Act ("Dodd-Frank").

        Our Nominating and Corporate Governance Committee, Compensation Committee, Audit Committee, Compliance Committee and our Board of Directors continue to monitor regulatory changes and best practices in corporate governance and consider amendments to our practices and policies as appropriate.

        Our Corporate Governance Guidelines, and all committee charters, as well as our Code of Conduct and Business Ethics for Directors, Officers and Employees and our Whistleblower Policy, are posted on our website at www.oppenheimer.com.

Board of Directors

        The fundamental responsibility of the Board of Directors is to oversee the management of our business with a view to maximizing stockholder value and ensuring corporate conduct in a legal and ethical manner through a system of corporate governance and internal controls appropriate to our business. The Board of Directors has adopted a statement of Corporate Governance Guidelines to which it adheres. We have a Code of Conduct and Business Ethics for Directors, Officers and Employees which is posted on our website at www.oppenheimer.com. No waivers were granted in 2019 or to date in 2020 under the Code of Conduct and Business Ethics for any directors, officers or employees.

        In fulfilling its mandate, the Board's responsibilities include:

  •
  monitoring and overseeing the Company's strategic planning;

  •
  monitoring the performance of the Company's business, evaluating opportunities and risks, and controlling risk;

  •
  monitoring systems for audit, internal control and information management;

  •
  monitoring the performance of senior management of the Company, including the Chief Executive Officer;

  •
  satisfying itself as to the integrity of the Chief Executive Officer and other senior management and ensuring that they create a culture of integrity throughout the Company;

  •
  overseeing the monitoring of compliance with applicable regulatory requirements, as well as assessing reports related to the Company's compliance and supervision programs, reviewing findings and communications from regulators, including reports related to regulatory examinations, and assessing the adequacy of the Company's responses thereto;

  •
  succession planning for senior management and directors;

  •
  remuneration of the executive officers and reviewing the general compensation policies of the Company;

  •
  governance, including composition and effectiveness of the Board;

  •
  monitoring compliance with the regulatory compliance policies and related regulatory requirements of the Company's subsidiaries;

  •
  monitoring compliance with the Code of Conduct and Business Ethics (the "Code of Conduct") adopted by the Board;

  •
  reviewing the implementation of significant regulatory initiatives, including those related to anti-money laundering; and

  •
  receiving regular updates on technology initiatives, including those related to cybersecurity.

Director Independence

        Seven of our current nine directors are independent as required by the NYSE Corporate Governance Rules and seven of our nine nominees are independent. To be considered independent under these rules, the Board of Directors must determine that a director has no direct or indirect material relationship with us. The Board of Directors determined that Messrs. Behrens, Dwyer, Ehrhardt, Friedman, Oughtred, Roth and Ms. Glasser are independent directors, and that Mr. A.G. Lowenthal, our Chairman of the Board of Directors and Chief Executive Officer, and Mr. R.S. Lowenthal, Senior Managing Director and Head of Oppenheimer & Co. Inc.'s Investment Banking business and son of Mr. A.G. Lowenthal, are not independent.

        The Board of Directors has not adopted formal categorical standards to assist in determining independence. The Board has considered the types of relationships that could be relevant to the independence of a director of the Company. These relationships are described in Schedule A to the Company's Corporate Governance Guidelines, which are posted on our website at www.oppenheimer.com. The Board of Directors has considered the relationship of each director and has made a determination that seven of our current nine directors are independent at this time and that seven of our nine nominees are independent.

        At each regular Board and Audit Committee meeting, the independent directors are afforded an opportunity to meet and have met in the absence of management. During 2019, five of the seven board meetings were regular meetings and at each of these meetings the independent directors met in the absence of management. Additionally, at regular meetings of the Audit Committee (five regular meetings annually), the members of the Audit Committee, all of whom are independent, are afforded the opportunity to meet with the independent auditors and the managers of the Company's Internal Audit Group in the absence of management. Members of the Compliance Committee are afforded the opportunity to meet with the managers of the Company's compliance functions in the absence of management.

        The independent directors and the directors that are not independent understand the need for directors to be independent-minded and to assess and question management initiatives and recommendations from an independent perspective. The Board of Directors' Lead Director, Mr. Friedman, is an independent director who, among other things, chairs sessions of the independent directors.

Orientation and Continuing Education

        The Nominating and Corporate Governance Committee of the Board of Directors, as required by its charter, is responsible for the orientation of new directors to our business and overseeing the continuing education needs of all directors.

        The Board of Directors encourages the directors to maintain the skill and knowledge necessary to meet their obligations as directors. This includes support for director attendance at continuing education sessions and making available newsletters and other written materials. Our directors understand the need to maintain their knowledge and skills and avail themselves of director education literature and programs.

Board and Committee Assessments

        The Board conducts a self-evaluation annually to determine whether it and its Committees are functioning effectively.

Board Committees

        The Board has established an Audit Committee, a Compensation Committee, a Compliance Committee and a Nominating and Corporate Governance Committee. The Audit, Compensation, Compliance and Nominating and Corporate Governance Committees are composed entirely of independent directors, as defined under Section 303A.02 of the NYSE Listed Company Manual and the Company's Corporate Governance Guidelines. The charters of each committee are available on the Company's website at www.oppenheimer.com.

Audit Committee

        The Board of Directors has an Audit Committee composed of four independent directors, the duties of which are set forth below.

        The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is posted on our website at www.oppenheimer.com. The Audit Committee:

  •
  has sole authority and responsibility to nominate independent auditors for ratification by stockholders and to approve all audit engagement fees and terms (see Matter 2);

  •
  reviews annual, quarterly and all legally required public disclosure documents containing financial information that are submitted to the Board of Directors;

  •
  reviews the nature, scope and timing of the annual audit carried out by the external auditors and reports to the Board of Directors;

  •
  evaluates the external auditors' performance for the preceding fiscal year and reviews their fees and makes recommendations to the stockholders;

  •
  pre-approves the audit, audit related and non-audit services provided by our independent auditors and the fee estimates for such services;

  •
  reviews and receives reports from management related to operational, market, credit, legal and other Company specific risks;

  •
  reviews internal financial control policies, procedures and risk management and reports to the Board of Directors;

  •
  meets regularly with business unit leaders to understand their risk management procedures;

  •
  meets with the external auditors quarterly to review quarterly and annual financial statements and reports and to consider material matters which, in the opinion of the external auditors, should be brought to the attention of the Board of Directors and the stockholders;

  •
  reviews and directs the activities of our internal audit department, meets regularly with internal audit, legal and compliance personnel and risk management committee representatives, and reports to the Board of Directors;

  •
  reviews accounting principles and practices;

  •
  reviews management reports with respect to litigation, capital expenditures, tax matters and corporate administration charges and reports to the Board of Directors;

  •
  reviews related party transactions;

  •
  reviews changes in accounting policies with the external auditors and management and reports to the Board of Directors;

  •
  reviews and approves related party transactions and changes to or waivers of our Code of Conduct and Business Ethics for Senior Executive, Financial and Accounting Officers; and

  •
  annually reviews the Audit Committee Charter and recommends and makes changes thereto as required.

        All of the members of the Audit Committee are financially literate. The Board of Directors has determined that the Audit Committee includes three financial experts and that Mr. Behrens, Mr. Dwyer and Mr. Ehrhardt, the financial experts, are independent as defined in Rule 10 A-3(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Section 303A.02 of the NYSE's Listed Company Manual. Mr. Behrens during the course of his career has spent significant time in the review of and oversight of the preparation of financial statements. Mr. Dwyer is a Certified Public Accountant. Mr. Ehrhardt is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants. Currently, none of the members of the Audit Committee simultaneously serves on the audit committee of any other public company.

Compensation Committee

        The Board of Directors has adopted a Compensation Committee Charter, a copy of which is posted on our website at www.oppenheimer.com. Pursuant to its Charter, the Compensation Committee's objective is to provide a competitive compensation program with strong and direct links between corporate objectives and financial performance, individual performance and compensation, mindful of the Company's corporate risk management objectives. The Compensation Committee has five members, all of whom are independent.

        The Compensation Committee:

  •
  makes recommendations to the Board of Directors with respect to our compensation policies;

  •
  monitors developments in compensation-related regulations and industry practice, and makes recommendations to the Board of Directors, as appropriate;

  •
  develops, in consultation with the Chief Executive Officer, criteria related to incentive compensation for certain senior executives of the Company's subsidiaries;

  •
  reviews recommendations made by the Chief Executive Officer with respect to the salary, bonus and benefits paid and provided to our senior management and makes recommendations to the Board of Directors with respect to the compensation of senior management;

  •
  annually develops criteria related to incentive compensation for, and approves the compensation of, Mr. A.G. Lowenthal and Mr. R.S. Lowenthal;

  •
  authorizes grants of stock options and stock awards and recommends modifications to our incentive compensation plans;

  •
  recommends certain compensation awards to our senior management based on criteria linked to the performance of the individual and/or our Company;

  •
  reviews compensation arrangements for risk-taking personnel to ensure that they do not encourage excessive risk-taking;

  •
  reviews compensation arrangements for senior Compliance Department personnel;

  •
  reviews our compensation arrangements for our independent directors and makes recommendations on changes thereto when appropriate;

  •
  reviews and provides oversight of the Company's Compensation Recovery Policy and makes recommendations on changes thereto when appropriate;

  •
  monitors compliance with the criteria of our performance-based awards or grants;

  •
  makes awards under and administers our 2014 Incentive Plan and our Stock Appreciation Rights Plan; and

  •
  reviews and approves our Compensation Discussion and Analysis.

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee Charter, a copy of which is posted on our website at www.oppenheimer.com, provides that the Nominating and Corporate Governance Committee is responsible for ensuring that our Board of Directors is composed of directors who are fully able and fully committed to serve the best interests of our stockholders. Factors considered by the Nominating and Corporate Governance Committee in assessing director performance and, when needed, recruiting new directors include skills, character, judgment, experience, ethics, integrity, diversity and compatibility with the existing Board of Directors.

        The Nominating and Corporate Governance Committee has four members, all of whom are independent. The duties of this Committee are set out as follows:

  •
  determine the qualifications, qualities, skills and other expertise required to be a director, and develop, and recommend to the Board for its approval, criteria to be considered in selecting nominees for director;

  •
  identify and screen qualified individuals for Board positions;

  •
  recommend additions to the Board and persons to fill vacancies on the Board;

  •
  ensure that the Board is kept up to date with respect to the regulatory environment relevant to governance issues;

  •
  maintain an orientation program for new directors and oversee the continuing education needs of directors;

  •
  oversee the evaluation of the Board and management;

  •
  make recommendations to assure the efficiency of Board meetings;

  •
  develop, review and make recommendations with respect to our Corporate Governance Guidelines; and

  •
  review and approve governance reports for publication in our management proxy statement and Annual Report on Form 10-K.

        The Nominating and Corporate Governance Committee will give appropriate consideration to board nominees recommended by Class B Stockholders. Nominees recommended by Class B Stockholders will be evaluated in the same manner as other nominees. Class B Stockholders who wish to submit nominees for director for consideration by the Nominating and Corporate Governance Committee for election at our Annual Meeting of Stockholders to be held in 2021 may do so by submitting in writing such nominee's name, in compliance with the procedures and along with the other information required by our Bylaws and Regulation 14A under the Exchange Act (including such nominee's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), to our Secretary, at 85 Broad Street, 22nd Floor, New York, NY 10004 within the time frames set forth under the heading "Stockholder Proposals."

        The Nominating and Corporate Governance Committee is responsible for the recruitment and nomination of persons for Board positions, and for making recommendations to the Board for the appointment of directors to fill vacancies on the Board. In recruiting, nominating and appointing directors, the Nominating and Corporate Governance Committee considers:

  •
  judgment, character, expertise, skills and knowledge useful to the oversight of the Company's business;

  •
  proven track record of sound business judgment and good business decisions;

  •
  specific knowledge and experience to support the development and/or implementation of business strategy;

  •
  business or other relevant experience, including, without limitation, understanding of financial and accounting principles and general financial literacy, appropriate knowledge of business and industry issues, prior work for public companies and previous Board experience;

  •
  availability for Board and committee work;

  •
  communication and influencing skills;

  •
  reputation amongst peers;

  •
  existing relationship(s) with the Company's management;

  •
  demonstrated integrity and high ethical standards;

  •
  diversity of viewpoints, backgrounds, experiences and other demographics; and

  •
  the extent to which the interplay of the individual's expertise, skills, knowledge and experience with that of other members of the Board will build a board that is effective, collegial and responsive to the needs of the Company.

        The Nominating and Corporate Governance Committee is also responsible for initially assessing, against the Company's standards for directors' independence, whether a candidate would be independent and whether continuing directors continue to be independent and advising the Board of that assessment.

Compliance Committee

        The Board of Directors formed a Compliance Committee in July 2015, the Charter for which is posted on our website at www.oppenheimer.com. Pursuant to its Charter, the Compliance Committee has been charged with assisting the Board of Directors with oversight of the Company's compliance function, including the Company's compliance management system and the Company's compliance with applicable laws, rules and regulations governing its financial services businesses. The Compliance Committee is composed of six independent directors, meets quarterly, or more frequently if necessary, and its responsibilities and authority include the following:

  •
  overseeing the Company's policies, procedures, programs, and training relating to compliance and supervision;

  •
  reviewing the status of the Company's compliance with applicable Federal and state securities and other laws and the rules and regulations of any self-regulatory organization ("SRO") and internal policies, procedures and controls;

  •
  receiving and overseeing the assessment of internal and external data and reports relating to the Company's compliance and supervision programs;

  •
  creating criteria for the Chief Compliance Officer, the Anti-Money Laundering ("AML") Officer and other senior officers at the Company's subsidiaries, as appropriate;

  •
  assuring the independence of the Chief Compliance Officer of the Company's subsidiaries, including assuring that the Chief Compliance Officer has direct access to the chairperson of the Committee at all reasonable times and reports to the Compliance Committee outside the presence of management at least quarterly and at such other times as the Compliance Committee may request or direct;

  •
  receiving and, when appropriate, meeting to discuss, reports on any annual or periodic internal and external compliance reviews conducted by the Company or third parties, including requiring a copy of any report (and supporting notes and schedules) prepared by the Company or such third parties in connection with any such review submitted to the Committee;

  •
  reviewing and evaluating findings and communications from regulators and the adequacy of the Company's responses to regulators;

  •
  receiving periodic reports, no less than quarterly, but more frequently if deemed of material significance, from the Chief Compliance Officer, the AML Officer, the General Counsel of the Company's subsidiaries and other senior compliance officers;

  •
  reviewing the performance of the Chief Compliance Officer, the AML Officer, and other senior compliance officers, as appropriate, and providing its assessment to the CEO and the chair of the Company's Compensation Committee;

  •
  receiving whistleblower reports from various channels;

  •
  overseeing the resourcing of compliance functions at the Company, including staffing, systems and monitoring;

  •
  periodically reviewing the Company's customer complaint and conflict of interest intake and resolution function, in light of risk of violation of Federal and state laws and related risks to customers;

  •
  reviewing and approving revisions to fundamental Company compliance policies prior to implementation by management, including the Company's: (i) Code of Conduct and Business Ethics; (ii) Code of Ethics — Asset Management; (iii) Code of Conduct and the Importance of Personal Responsibility; (iv) Oppenheimer & Co. Inc. Principles of Good Behavior; and (v) Global Anti-Money Laundering Policy;

  •
  periodically receiving reports from the Company's internal audit manager regarding any regulatory or compliance audits undertaken during the previous year, including an analysis of any regulatory or compliance risks raised by such audits;

  •
  requesting reports from the Chief Compliance Officer and other compliance officers, the AML Officer, the General Counsel and management at the Company's subsidiaries regarding the preparation, implementation and updating of the Company's compliance and supervision policies, procedures, programs, training and controls;

  •
  receiving and, when appropriate, meeting to discuss reports on any annual or periodic examinations conducted by governmental agencies and SROs, including requiring a copy of any report (and supporting notes and schedules) prepared by such agencies or SROs in connection with any such examination to be submitted to the Compliance Committee;

  •
  ensuring that the full Board receives reports and materials as necessary from time to time regarding significant compliance issues;

  •
  ordering, directing and overseeing any annual or periodic independent compliance or AML audit that the Compliance Committee deems necessary or appropriate, conducted by an independent firm deemed competent by the Committee to conduct such compliance or AML audit; and

  •
  undertaking such other activities as are necessary or incidental to carrying out the foregoing duties and responsibilities.

Director Compensation

        The following table describes director compensation for the year ended December 31, 2019 paid to the directors other than Mr. A.G. Lowenthal and Mr. R.S. Lowenthal, who receive no compensation in connection with their service on our Board of Directors.

2019 DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Total ($)
(a)	(b)(1)	(c)(2)(3)	(d)(2)	(h)
E. Behrens	$109,000	$57,719	$—	$166,719
T.M. Dwyer	$127,000	$57,719	$—	$184,719
W. Ehrhardt	$132,000	$87,009	$—	$219,009
P.M. Friedman	$156,500	$87,009	$—	$243,509
T.A. Glasser	$104,000	$16,788	$—	$120,788
A.W. Oughtred	$124,000	$87,009	$—	$211,009
R.L. Roth (4)	$193,000	$16,788	$—	$209,788

Notes to 2019 Director Compensation Table

(1)
In the year ending December 31, 2019 we paid directors' fees as follows:

Annual Retainer Fee	$50,000
Board Meeting Fees	$5,000 per meeting attended in person and $2,000 per meeting attended by telephone
Committee Meeting Fees	$1,000 per meeting attended
Lead Director and Chairman of the Audit Committee	$25,000
Committee Chairmen, except Audit and Compliance	$15,000
Chairman of the Compliance Committee	$15,000 per year effective third quarter 2019
Annual Subsidiaries' Board Meeting Fees	$12,000
(2)
The values of restricted stock awards (granted under the Company's 2014 Incentive Plan) represent the grant date fair value of awards granted in the fiscal year. The underlying assumptions and methodology used to value our stock awards are described in note 15 to our consolidated financial statements for the year ended December 31, 2019 included in our Annual Report on Form 10-K for the year ended December 31, 2019 which is available on our web site at www.oppenheimer.com or in paper on request. Details of restricted stock awards held by the Named Executives appear in the "Outstanding Equity Awards Table" and notes thereto, appearing below. Details of options and restricted stock held by our non-employee directors appear below under "Director Stock-based Compensation."

(3)
Non-employee directors receive annual stock awards of restricted Class A Stock as determined by the full Board of Directors (2,500 restricted shares each on February 28, 2019) which vest as follows: 25% six months from the initial grant date and 25% on each subsequent one year anniversary. Directors are expected to accumulate and hold at least 6,000 shares of the Company's Class A Stock and have three years after joining the Board of Directors to achieve that position.

(4)
Mr. Roth was paid $35,000 per month for January through March 2019 to serve as Chair of the Wealth Management Strategy Committee, a non-standing committee of the Board (since dissolved) formed to explore acquisitions or other opportunities in the independent brokerage channel.

        In 2019, the directors were paid directors' fees of $945,500 in the aggregate. Directors are reimbursed for travel and related expenses incurred in attending board and committee meetings. The directors who are not our employees are also entitled to the grant of stock awards under the Company's 2014 Incentive Plan, which was adopted effective as of February 26, 2014 and ratified by our stockholders on May 12, 2014. Reference is made to the table under "Director Stock-based Compensation" below. Directors who are our employees are not entitled to receive compensation for their service as directors.

        The Company has not made contributions to any tax exempt organizations in which an independent director serves as an executive officer.

        We operate in a challenging marketplace in which our success depends upon, among other things, our ability to attract and retain non-employee directors of the highest caliber. The Board believes that we must offer a competitive non-employee director compensation program if we are to successfully attract and retain the best possible candidates for these important positions of responsibility.

Director Stock-based Compensation

        The following table describes non-employee director stock-based awards held at December 31, 2019 and the numbers of unvested awards, as applicable.

Outstanding Equity Awards Table
As of December 31, 2019

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiry Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)(4)	(i)	(j)
E. Behrens	—	—	—	—	—	875(1)	$24,045(1)	—	—
	—	—	—	—	—	1,250(2)	$34,350(2)	—	—
	—	—	—	—	—	1,875(3)	$51,525(3)	—	—
T.M. Dwyer	—	—	—	—	—	875(1)	$24,045(1)	—	—
	—	—	—	—	—	1,250(2)	$34,350(2)	—	—
	—	—	—	—	—	1,875(3)	$51,525(3)	—	—
W. Ehrhardt	—	—	—	—	—	875(1)	$24,045(1)	—	—
	—	—	—	—	—	1,250(2)	$34,350(2)	—	—
	—	—	—	—	—	1,875(3)	$51,525(3)	—	—
P. Friedman	—	—	—	—	—	875(1)	$24,045(1)	—	—
	—	—	—	—	—	1,250(2)	$34,350(2)	—	—
	—	—	—	—	—	1,875(3)	$51,525(3)	—	—
W. Oughtred	—	—	—	—	—	875(1)	$24,045(1)	—	—
	—	—	—	—	—	1,250(2)	$34,350(2)	—	—
	—	—	—	—	—	1,875(3)	$51,525(3)	—	—
T.A. Glasser	—	—	—	—	—	1,875(3)	$51,525(3)	—	—
R.L. Roth	—	—	—	—	—	1,875(3)	$51,525(3)	—	—

  Notes to Outstanding Equity Awards Table:

(1)
Restricted stock award for 3,500 shares of Class A Stock was granted on 2/23/2017 with vesting as follows: 25% on 8/22/2017, 8/22/2018, 8/22/2019 and 8/22/2020.

(2)
Restricted stock award for 2,500 shares of Class A Stock was granted on 3/1/2018 with vesting as follows: 25% on 9/1/2018, 9/1/2019, 9/1/2020 and 9/1/2021.

(3)
Restricted stock award for 2,500 shares of Class A Stock was granted on 2/28/2019 with vesting as follows: 25% on 8/27/2019, 8/27/2020, 8/27/2021 and 8/27/2022.

(4)
The market value is based on the closing price of the Class A Stock on the NYSE on December 31, 2019 of $27.48.

        On February 28, 2020, the non-employee directors were each granted restricted stock awards of 2,500 shares of Class A Stock. These awards each vest in the amount of 25% on August 27, 2020, February 27, 2021, February 27, 2022 and February 27, 2023.

 Option Exercises and Stock Vested
For the Year Ended December 31, 2019

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
E. Behrens	—	—	2,125	$57,719
T.M. Dwyer	—	—	2,125	$57,719
P. Friedman	—	—	3,125	$87,009
W. Ehrhardt	—	—	3,125	$87,009
T.A. Glasser	—	—	625	$16,788
W. Oughtred	—	—	3,125	$87,009
R.L. Roth	—	—	625	$16,788

Directors' and Officers' Insurance

        We carry liability insurance for our directors and officers and the directors and officers of our subsidiaries. Between November 30, 2018 and November 30, 2019, our aggregate insurance coverage was $35 million with a $2.5 million deductible and an aggregate annual premium of $627,968 and includes Side A coverage in the amount of $2.5 million. The coverage was renewed for a further year effective November 30, 2019 at an aggregate annual premium of $598,744.

        Under our Bylaws, we are obligated to indemnify our and our subsidiaries' directors and officers to the maximum extent permitted by the DGCL. We have entered into an indemnity agreement with each of our directors and certain officers providing for such indemnities.

Stock Ownership of Board Members

        For information on the beneficial ownership of securities of the Company by directors and executive officers, see "Security Ownership of Certain Beneficial Owners and Management" below.

Compensation Committee Interlock and Insider Participation

        Messrs. Dwyer, Ehrhardt, Friedman, Oughtred and Roth (since April 2019) served as members of the Compensation Committee for the fiscal year ended December 31, 2019. None of the members of the Compensation Committee is or has ever been one of our officers or employees or been a party to a transaction with our Company. No interlocking relationship exists between our Board of Directors or Compensation Committee and the board of directors or compensation committee of any other entity.

 REPORT OF THE AUDIT COMMITTEE

        As required by our Audit Committee Charter, the Audit Committee reports as follows:

        The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. It meets with management and our internal audit group and independent auditors regularly and reports the results of its activities to the Board of Directors. In this connection, the Audit Committee has done the following with respect to fiscal 2019:

  •
  Reviewed and discussed with our management and Deloitte & Touche LLP our unaudited Quarterly Reports on Form 10-Q and quarterly reports to stockholders for the first three quarters of the year.

  •
  Reviewed and discussed our audited financial statements and Annual Report on Form 10-K for the fiscal year ended December 31, 2019 with our management and Deloitte & Touche LLP.

  •
  Reviewed and discussed with our internal auditors their internal control program for the year, the internal audits conducted during the year, and their testing of internal controls in accordance with Section 404 of the Sarbanes-Oxley Act of 2002.

  •
  Discussed with Deloitte & Touche LLP the matters required to be discussed by the rules of the Public Company Accounting Oversight Board (PCAOB).

  •
  Received written disclosure from Deloitte & Touche LLP as required by the applicable requirements of the PCAOB regarding the independent accountant's communications with the Audit Committee concerning independence and discussed with Deloitte & Touche LLP its independence.

  •
  Discussed with management and with Deloitte & Touche LLP the documentation and testing of our internal accounting controls in accordance with the requirements of Section 404 of the Sarbanes-Oxley Act of 2002.

        Based on the foregoing, the Audit Committee recommended to the Board of Directors our audited financial statements for the year ended December 31, 2019 prepared in accordance with GAAP be included in our Annual Report on Form 10-K for the year ended December 31, 2019.

  The Audit Committee

        William Ehrhardt — Chairman
        Evan Behrens
        Timothy M. Dwyer
        Teresa A. Glasser

 REPORT OF THE COMPENSATION COMMITTEE

        As required by our Compensation Committee Charter, the Compensation Committee reports as follows:

        Under its Charter, the Compensation Committee is required to discharge the Board of Directors' responsibilities relating to compensation of our senior executive officers and to report on its practices to our stockholders in our annual proxy statement. The Compensation Committee, comprised of independent directors, reviewed and discussed the Compensation Discussion and Analysis that appears below with our management. In reaching its conclusions, the members of the Compensation Committee were aware of the ongoing focus of the media, the government and the general population on the compensation of executives and employees of financial service companies, as well as compliance with applicable rules and other regulatory enactment and enforcement activities which affect the Company.

        The Compensation Committee regularly monitors important developments and proposed regulations in compensation practices and seeks to see that its methodology aligns pay practices with corporate objectives and performance and does not encourage excessive risk-taking. The Compensation Committee believes that the 2019 compensation payments made to executives and employees were substantially so aligned. Based on its review and discussions, the Compensation Committee approved and recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

  The Compensation Committee

        Timothy M. Dwyer — Chairman
        William Ehrhardt
        Paul M. Friedman
        A. Winn Oughtred
        R. Lawrence Roth

        The Report of the Compensation Committee set forth in this proxy statement shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulation 14A or 14C under the Exchange Act, or to the liabilities of Section 18 of the Exchange Act. In addition, it shall not be deemed incorporated by reference by any statement that incorporates this proxy statement by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference.

 REPORT OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

        As required by our Nominating and Corporate Governance Committee Charter, the Nominating and Corporate Governance Committee reports as follows:

  •
  The Nominating and Corporate Governance Committee is responsible for maintaining and developing governance principles consistent with high standards of corporate governance.

  •
  The Nominating and Corporate Governance Committee has assessed the composition, effectiveness and size of the Board of Directors and determined that the incumbent directors are performing effectively and that a board of nine directors is appropriate for the Company. The Nominating and Corporate Governance Committee has recommended that the current directors be nominated for election to the Board.

  •
  The Nominating and Corporate Governance Committee has determined that Messrs. Behrens, Dwyer, Friedman, Ehrhardt, Oughtred, Roth and Ms. Glasser are independent in accordance with applicable independence standards. In addition, the Nominating and Corporate Governance Committee monitored director attendance at Board of Directors and committee meetings and has determined that each nominee for director who is presently a director meets acceptable board meeting attendance standards.

  •
  The Nominating and Corporate Governance Committee conducted a Board effectiveness and self-assessment review for 2019 and has reported thereon to the Board.

  •
  The Nominating and Corporate Governance Committee supervised the Board of Directors' annual review of our Corporate Governance Guidelines, including our Charter.

  •
  The Nominating and Corporate Governance Committee has developed a program to encourage the Company's independent directors to maintain their skills and knowledge as directors which the independent directors used in 2019.

  The Nominating and Corporate Governance Committee

        A. Winn Oughtred — Chairman
        Evan Behrens
        Paul M. Friedman
        R. Lawrence Roth

 REPORT OF THE COMPLIANCE COMMITTEE

        As required by our Compliance Committee Charter, the Compliance Committee reports as follows:

  •
  The Compliance Committee has been charged with assisting the Board of Directors with oversight of the Company's compliance function, including the Company's compliance management system and the Company's compliance with applicable laws, rules and regulations.

  •
  Since the Compliance Committee was formed in July 2015, it has met regularly with the Company's senior compliance officers, including receiving reports by the Chief Compliance Officer of the Company and its subsidiary broker-dealer and investment advisers, and quarterly reports by the Company's AML Officer and Director of Regulatory Affairs.

  •
  The Compliance Committee received periodic reports on regulatory inquiries and findings, and subsequently reviewed and evaluated the sufficiency of the Company's responses to them and the resulting actions that had been taken to address any findings.

  •
  The Compliance Committee also received periodic reports from various channels relating to whistleblowing, including any complaints received and the resulting response by management, if applicable.

  •
  In order to assure the independence of the Chief Compliance Officer of the Company, the Chief Compliance Officer reported to the Committee outside the presence of management at every meeting held by the Compliance Committee.

  •
  The Compliance Committee also oversaw the resourcing of the compliance functions at the Company, including staffing, systems and monitoring.

  The Compliance Committee

        Paul M. Friedman — Chairman
        Evan Behrens
        Timothy M. Dwyer
        William Ehrhardt
        Teresa A. Glasser
        A. Winn Oughtred

 MATTER NO. 2

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has reappointed Deloitte & Touche LLP as our independent auditors for the 2020 fiscal year subject to ratification by the Class B Stockholders at the Meeting. The Audit Committee intends to fix the remuneration of the auditors.

        Representatives of Deloitte & Touche LLP are expected to be present at the Meeting and will be given the opportunity to make a statement, if they desire, and to respond to appropriate questions.

        To be effective, this matter must be authorized by the affirmative vote of a simple majority of the votes cast by the Class B Stockholders at the Meeting. Abstentions will not be counted as votes for or against the proposal. Mr. A.G. Lowenthal owns 97.5% of the Class B Stock and has informed the Company that he intends to vote all of such Class B Stock in favor of the proposal. See "Security Ownership of Certain Beneficial Owners and Management."

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP FOR FISCAL 2020 AND FOR THE AUTHORIZATION OF THE AUDIT COMMITTEE TO FIX THE AUDITORS' REMUNERATION.

 Principal Accounting Fees and Services

        Deloitte & Touche LLP has served as our independent registered accounting firm since 2013. Prior thereto, PriceWaterhouseCoopers LLP served as our independent registered public accounting firm since 1993. Deloitte & Touche LLP has advised us that neither the firm nor any of its members or associates has any direct financial interest or any material indirect financial interest in us or any of our affiliates other than as our auditor.

        Audit Fees, Audit-Related Fees and Tax Fees.    The fees billed to us and our subsidiaries by Deloitte & Touche LLP for the years 2019 and 2018 in connection with services provided in such years were as follows:

	Year Ended December 31,
	2019	2018
Audit fees	$1,929,384	$1,782,483
Audit-related fees	309,919	429,856
Tax fees	105,727	72,567
All other fees	2,063	—

	$2,347,093	$2,284,906

        The 2019 audit fees include the fees for the audit of our annual consolidated financial statements for the year 2019 and the review of the quarterly financial statements included in the Quarterly Reports on Form 10-Q filed by us and the interim reports to stockholders sent to stockholders during the year. Audit fees also include the separate entity audits of Oppenheimer & Co. Inc., Freedom Investments, Inc., Oppenheimer Europe Ltd., Oppenheimer Investments Asia Limited, and Oppenheimer Israel (OPCO) Ltd. During 2019, Deloitte & Touche LLP provided tax compliance services for us in the U.S., the U.K, Israel and Asia. In addition, during 2019 Deloitte & Touche LLP performed the audit services required for the production of SSAE 18 Reports for Oppenheimer & Co. Inc. Additionally, Deloitte & Touche LLP performed the mandated examinations as required by the SEC Investment Advisory Custody Rule.

        The Audit Committee has the sole authority and responsibility to appoint independent auditors for ratification by stockholders, and to recommend to stockholders that independent auditors be removed. The

Audit Committee has appointed Deloitte & Touche LLP as our auditors for 2020 for ratification by the Class B Stockholders at the Meeting.

        The Audit Committee approves all audit engagement fees and terms in addition to all non-audit engagements and engagement fees submitted by the independent auditors. The process begins prior to the commencement of the services. The fees described above were all pre-approved.

 MATTER NO. 3

ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

        In response to the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, we are providing Class B Stockholders with an opportunity to cast an advisory (non-binding) vote on the compensation of our named executive officers identified in the "Summary Compensation Table" ("Named Executives"), commonly referred to as a "say on pay" vote. Your vote is advisory and will not be binding on our Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when making future executive compensation recommendations. It was determined at our 2017 Annual Meeting that this advisory vote take place every three years. The advisory votes that took place at our 2011, 2014 and 2017 Annual Meetings endorsed the referenced compensation. You are also being asked to vote on the frequency of this advisory vote at our 2020 Annual Meeting (See Matter No. 4).

        Our compensation policy is designed to recruit, motivate, reward and retain the high performing executive talent required to create superior long-term stockholder returns; reward executives for short-term performance, as well as growth in enterprise value over the long-term; provide a competitive compensation package relative to peers and competitors; and ensure effective utilization and development of talent by employing appropriate management processes, such as performance appraisal and management development.

        Stockholders are encouraged to read the "Compensation Discussion and Analysis" section of this proxy statement, which describes our compensation policies and practices. The policies and practices described in the "Compensation Discussion and Analysis" provide a compensation framework which enables us to retain and appropriately reward the executive officers that we believe are critical to our long-term success, while linking that compensation to our corporate objectives and performance.

        For example:

  •
  our Named Executives do not generally have employment agreements;

  •
  our Named Executives do not receive supplemental retirement benefits;

  •
  other than access to one parking space, our Named Executives do not receive any perquisites that are not generally available to all employees;

  •
  our incentive compensation is reviewed annually by the Compensation Committee to ensure that we are not encouraging undue risk-taking and we are aligning executive compensation with the strategic objectives and performance of the Company;

  •
  our Chief Executive Officer's annual salary and incentive compensation is established by the Compensation Committee which is composed of independent directors;

  •
  a substantial portion of our Chief Executive Officer's compensation is driven by performance goals which are established annually by the Compensation Committee from a broad array of financial, performance and strategic parameters; and

  •
  we have approved a compensation recovery policy which provides for the recovery, under certain circumstances, of all of the incentive compensation received by our executive officers (currently our Chairman and Chief Executive Officer and Chief Financial Officer) , as well as cash bonuses and any profits realized from the sale of securities of the Company during the twelve month period following the issuance in the case of a restatement of our financial statements, the unvested incentive compensation of other officers and employees designated by the Compensation Committee received during the three fiscal years prior to a restatement of our financial statements, and a portion of the unvested incentive compensation paid to our executive officers and other designated officers and employees in the case of material misconduct or other violative behavior.

        This Matter No. 3, commonly known as a "say on pay" proposal, gives you, as a Class B Stockholder, an opportunity to endorse or not endorse the compensation we pay to our Named Executives on an advisory basis, pursuant to the following resolution:

        RESOLVED THAT:

        The compensation paid to Oppenheimer Holdings Inc.'s Named Executives, as disclosed pursuant to Securities and Exchange Commission's compensation disclosure rules, including the Compensation Discussion and Analysis, compensation tables, and narrative discussions set forth in the "Compensation Discussion and Analysis" of this Proxy Statement, is hereby approved.

        To be effective, this resolution must be passed by the affirmative vote of a simple majority of the votes cast by the Class B Stockholders at the meeting. Mr. A.G. Lowenthal owns 97.5% of the Class B Stock and has informed the Company that he intends to vote all of such Class B Stock in favor of the proposal. See "Security Ownership of Certain Beneficial Owners and Management."

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVES AS DISCLOSED IN THIS PROXY STATEMENT.

 MATTER NO. 4

ADVISORY (NON-BINDING) VOTE ON FREQUENCY OF AN ADVISORY VOTE

ON EXECUTIVE COMPENSATION

        In response to the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, we are providing Class B Stockholders with an opportunity to cast an advisory (non-binding) vote on how frequently we should seek an advisory vote on the compensation of our Named Executives, commonly referred to as a "say on pay" vote, as provided in Matter No. 3.

        Dodd-Frank and Section 14A of the Exchange Act requires us, not less frequently than once every three years, to submit a proposal allowing our Class B Stockholders to vote, in an advisory, non-binding vote, on whether the frequency of a vote on executive compensation will occur every 1, 2, or 3 years. As a Class B Stockholder of the Company, you are being provided the opportunity to vote on the frequency of the vote on executive compensation.

        Your vote is advisory and will not be binding upon our Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering the frequency of submitting to Class B Stockholders a resolution to afford Class B Stockholders the opportunity to vote on executive compensation.

        The Company's Board of Directors recommends that Class B Stockholders vote "FOR" the resolution to have a vote on executive compensation every three years. The Company's compensation programs and policies have remained consistent over many years and, therefore, your Board does not believe that a more frequent vote on executive compensation would provide a benefit.

        The accompanying form of proxy provides for four choices (every 1, 2 or 3 years or abstain). Class B Stockholders are voting on one of these periods, and are not voting to approve or disapprove the Company's recommendation.

        The frequency of the Class B Stockholder vote on executive compensation (every 1, 2 or 3 years) will be determined by a plurality of votes cast "FOR" the year receiving the highest number of votes, even if such votes do not constitute a majority. Abstentions will not be counted as votes cast either for or against the proposal. Mr. Lowenthal owns 97.5% of the Class B Stock and has informed the Company that he intends to vote all such Class B Stock in favor of holding a vote on executive compensation every three years. See "Security Ownership of Certain Beneficial Owners and Management".

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE "3 YEAR" FREQUENCY OPTION ON FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.

 MATTER NO. 5

2014 INCENTIVE PLAN

        The matter referred to below involves the approval of the issue of up to 1,250,000 additional shares of Class A Stock to the Oppenheimer Holdings Inc. 2014 Incentive Plan to or for the benefit of employees of the Company and its subsidiaries as part of their compensation. It is a requirement of the New York Stock Exchange, Inc. (the "NYSE") that this matter be approved by the Class B Stockholders.

Issue of Class A Stock to the Oppenheimer Holdings Inc. 2014 Incentive Plan

        On May 9, 2005, the Class A and Class B Stockholders approved the Oppenheimer & Co. Inc. Employee Share Plan (the "ESP") for employees of the Company and its subsidiaries (including executive officers) providing up to 750,000 shares of Class A Stock to be issued from treasury as part of employee compensation. On May 14, 2007, the Class B Stockholders approved the Company's 2006 Equity Incentive Plan (the "EIP") providing up to 800,000 shares of Class A Stock to be issued from treasury as part of employee compensation. The ESP and EIP are collectively referred to herein as the "Prior Plans". On May 5, 2008, Class B Stockholders approved the issue of an additional 500,000 shares of Class A Stock to the Prior Plans. On May 12, 2014, the Class B Stockholders approved the Oppenheimer Holdings Inc. 2014 Incentive Plan (the "OIP"), which amended, restated and replaced the Prior Plans. The purpose of the OIP is to assist the Company and its operating subsidiaries to attract, retain and provide incentives to key management employees, including executive officers. The Compensation Committee may grant stock awards and restricted stock awards pursuant to the OIP which are accounted for as equity awards and valued at grant date fair value. OIP awards typically require the completion of a service period and are subject to three or five year cliff vesting, as determined by the Compensation Committee. Dividends may or may not accrue during the service period, depending on the terms of individual OIP awards. The Company delivers the underlying shares of Class A Stock to the employee at the end of the applicable vesting period so long as such employee continues to be an employee of the Company or one of its operating subsidiaries from shares of Class A Stock held in the Company's treasury.

        On May 8, 2017, the Class B Stockholders approved the issue of 1,000,000 shares of Class A Stock to the OIP. The award of Class A Stock under the OIP is a significant component of the Company's compensation program for key employees of the Company and its subsidiaries. The award of stock to key employees is intended to align their interests with those of the Class A Stockholders. Accordingly, the number of shares of Class A Stock underlying existing share-based arrangements together with shares of Class A Stock reserved for future arrangements as a percentage of the Company's issued Class A Stock may be perceived as being relatively high. The Board and the Compensation Committee have adopted a policy of maintaining the percentage of reserved stock for share-based awards to not more than 20% of the number of issued shares of Class A Stock. The current percentage of shares of Class A Stock underlying existing share-based arrangements together with shares of Class A Stock reserved for future arrangements as a percentage of the Company's issued Class A Stock at March 6, 2020 is 11.4% (21.0% upon the approval of this Matter No. 5). A discussion of the Company's share-based plans is presented in note 15 to our consolidated financial statements for the year ended December 31, 2019 included in our Annual Report on Form 10-K for the year ended December 31, 2019 which is available without charge, except for exhibits to the report, by (i) writing to Oppenheimer Holdings Inc., 85 Broad Street, 22nd Floor, New York, New York 10004, Attention: Secretary, (ii) calling 1-800-221-5588, or (iii) emailing us with your request at info@opco.com.

        As of March 6, 2020, the Company has outstanding stock awards of 1,477,694 shares of Class A Stock (of which 1,459,641 shares were awarded pursuant to the OIP) as part of employee compensation which is designed both to reward past performance, to induce potential employees to accept employment and to retain key employees. It is anticipated that a further 1,250,000 shares of Class A Stock will be required for the OIP in the next several years. As discussed in the "Compensation Discussion and Analysis", the Company

has limited its use of stock option awards in favor of stock awards, substantially all subject to vesting provisions.

        Accordingly, Class B Stockholders are being asked to consider and, if deemed advisable, pass the resolution which appears below authorizing the issue of up to an additional 1,250,000 Class A Shares to the OIP.

        RESOLVED THAT:

          1.     The issue by the Board of Directors of the Company, from time to time, of up to an aggregate of 1,250,000 shares of Class A non-voting stock of the Company to the Oppenheimer Holdings Inc. 2014 Incentive Plan be and it is hereby authorized.

          2.     The proper officers and directors of the Company be, and they hereby are, authorized and directed to take all such action and execute all such documents as are necessary to implement the terms of the foregoing resolution.

        To be effective, these resolutions must be passed by the affirmative vote of a simple majority of the votes cast by the Class B Stockholders at the Meeting. Abstentions will not be counted as votes for or against the proposal. A.G. Lowenthal owns 97.5% of the Class B Stock and has informed the Company that he intends to vote all of such Class B Stock in favor of the proposal. See "Security Ownership of Certain Beneficial Owners and Management."

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ISSUE OF UP TO 1,250,000 SHARES OF CLASS A STOCK TO THE OPPENHEIMER HOLDINGS INC. 2014 INCENTIVE PLAN.

 EXECUTIVE COMPENSATION AND RELATED INFORMATION

2019 Company Performance

        Revenue for the year ended December 31, 2019 was $1.03 billion, an increase of 7.9% compared to the year ended December 31, 2018. The Company reported net income for the year ended December 31, 2019 of $53.0 million or $4.10 basic net income per share compared to a net income of $28.9 million or $2.18 basic net income per share for the year ended December 31, 2018.

        During the past year, the Company's financial performance improved significantly, along with progress on a number of strategic initiatives. Our performance was helped by improved results from our fee-based business, significantly higher revenues from investment banking activities, as well as the contribution from the impact of higher interest rates on our FDIC program. Our performance was also positively impacted by incentive fees earned on certain alternative investments with outstanding performance for the year. In addition:

  •
  We continued to focus on managing our expenses, which were up 4.9% from 2018, largely due to a higher compensation expenses related to our higher income, particularly as we grew our investment banking footprint. While legal and regulatory expenses were down substantially, this was partially offset by higher spending on technology initiatives and cybersecurity.

  •
  We continued to emphasize a firm-wide culture of ethics and compliance.

  •
  We invested in new employees and emphasized programs across the Company to recruit new sources of revenue, as well as to motivate and retain existing valued employees.

  •
  We continued to execute on our multi-year strategy to grow our Wealth Management business organically, as well as with increased advisor recruiting and training, and invested in our Capital Markets business to find synergies and new models for growth.

  •
  Wealth Management demonstrated strong returns in 2019 with assets under management per advisor increasing, success in recruiting advisors with more significant practices and growth potential and another year of expansion in the penetration of managed programs meeting investor demand to invest in our fee-based platforms. We also completed plans for changes in leadership across our Wealth Management platform.

  •
  In Global Fixed Income and Institutional Equities, we increased our market share with higher revenues and profits in fixed income and revenues in equities, which was impacted by increased regulation in the form of MiFID II, as well as the depressing effect that geopolitical and trade issues had on the overall levels of activity in both the equity and debt markets as reflected in lower turnover in institutional portfolios.

  •
  Our Investment Banking Division experienced strong results from advisory activity with significantly higher revenues from our pipeline of mandated transactions. A shutdown by the government in early 2019, as well as lower IPO activity for the year, resulted in a reduction in equity market transactions compared to the prior year. The Company's focus on the Technology and Healthcare verticals showed significant results with revenues in investment banking up 9.4% year-over-year. Recent additions to our professional staff are reflected in the large pipeline that will carry over into 2020.

        The Company's consistent strategy of emphasizing the value added content and services core to our business model which included conferences, experiential events, and Oppenheimer sponsored management events in 2019 provided the impetus for an increase in revenues from our Equities Division and was reflected in market share gains during the period.

        Key to our future growth is an ongoing dedication to our technology platform and infrastructure. We continued to increase our investment in technology initiatives, spending approximately $68 million during 2019, including on, but not limited to, the following initiatives:

  •
  Engaged in multi-year overhaul of technology infrastructure to support the operations and custody platform including compliance and legal functions.

  •
  Launched new websites for each of our financial advisors, providing enhanced visibility for their clients and prospects. In addition, we continued to improve Oppenheimer.com, with more information and more interactive features, including providing improved access to our investment banking expertise and engaging various audiences (clients, prospects, new hires, stockholders, and media.)

  •
  Upgraded our AdvisorWorks platform for our Wealth Management professionals, including providing significant enhancements to productivity and client service along with access to key data formerly only available on a manual basis. In addition, we provided advisors with enhanced analytics on their clients' portfolios.

  •
  With the installation of the Vestmark technology, we were able to introduce the UMA platform permitting clients to maintain a single account with multiple sleeves and gain significant advantages in managing their tax exposure. The platform also continued to enhance our ability to review client allocations to see that they aligned with clients' expressed investment intent.

  •
  Enhanced and re-focused on cybersecurity programs and improvements with emphasis on protecting client privacy and data.

  •
  Commenced aligning our platform with the requirements of Regulation BI (Regulation Best Interest) which becomes effective June 30, 2020. These new regulations will require enhanced technology, new disclosures to clients and significantly greater surveillance to assure compliance. The rules require a significant top to bottom review of conflicts of interest and disclosure to clients.

        We improved all aspects of corporate marketing, both internally and externally, to enhance our business, to provide better client experience and in order to present a more competitive and compelling face for our Company to the industry and investing community.

        We reviewed a number of strategic investments during the year and are confident that this dedicated review will lead to opportunities for corporate expansion in the coming year.

2019 Compensation Highlights

        The Compensation Committee and the Board of Directors believe that the policies and practices described in the following "Compensation Discussion and Analysis" provide a compensation framework which enables us to retain and appropriately reward the executive officers that we believe are critical to our long-term success, while linking that compensation to our corporate objectives and performance.

        For example:

  •
  our Named Executives do not generally have employment agreements;

  •
  our Named Executives do not receive supplemental retirement benefits;

  •
  our Named Executives do not receive any perquisites that are not generally available to all employees, other than access to one parking space for our Chief Executive Officer;

  •
  our incentive compensation practices are reviewed annually by the Compensation Committee to ensure that we are not encouraging undue risk-taking and we are aligning executive compensation with the strategic objectives and performance of the Company;

  •
  our Chief Executive Officer's annual salary and incentive compensation are established by the Compensation Committee, which is composed of independent directors;

  •
  a substantial portion of our Chief Executive Officer's compensation is variable and is driven by performance goals which are established annually by the Compensation Committee from a broad array of financial, performance and strategic parameters and subject to a maximum cap; and

  •
  we have approved a compensation recovery policy which provides, under certain circumstances, for the recovery, in the event of a restatement of our financial statements (as a result of misconduct) due to a material noncompliance of the Company with any financial reporting requirements under the securities laws, of (i) all of the incentive compensation received by our executive officers (currently our Chairman and Chief Executive Officer and Chief Financial Officer), as well as cash bonuses and any profits realized from the sale of securities of the Company during the twelve month period following the first public issuance or filing with the SEC (whichever comes first) of the final document embodying such financial reporting requirement and (ii) the unvested incentive compensation received by any other officers and employees designated by the Compensation Committee during the three fiscal years prior to a restatement of our financial statements. Additionally, in the case of material misconduct or other violative behavior, our policy requires the recovery of a portion of the unvested incentive compensation granted to our executive officers and other designated officers and employees.

        Some highlights of our 2019 compensation decisions include the following:

  •
  The Company's financial performance was better in 2019 than in the immediately preceding year and accordingly, our general bonus allocations were higher than in the prior year;

  •
  Except for Mr. R.S. Lowenthal, base salaries paid to our Named Executives in 2019 were not increased from 2018 levels;

  •
  Our methodologies to track annual performance and annual incentive compensation for our Named Executives resulted in modest increases compared to 2018; and

  •
  On January 29, 2020, the Compensation Committee awarded a total of 409,125 restricted shares of Class A Stock to our employees. Of these restricted shares, 211,575 shares will cliff vest in three years and 197,550 will cliff vest in five years. These awards will be expensed over the applicable three or five year vesting period.

        The foregoing 2019 Company Performance and Compensation Highlights do not purport to be complete and are subject to, and qualified in their entirety by reference to, the "Compensation Discussion and Analysis" set forth below which should be read in its entirety for a full and complete understanding of our compensation policies and practices as well as the compensation awarded to, earned by, or paid to our executive officers for 2019 as well as to our Annual Report on Form 10-K for the year ended December 31, 2019.

Compensation Discussion and Analysis

        The following pages include our Compensation Discussion and Analysis.

Introduction

        The following "Compensation Discussion and Analysis" describes the material elements of compensation for our named executive officers identified in the "Summary Compensation Table" (the "Named Executives"). The Compensation Committee, which is comprised entirely of independent directors, (i) develops, in consultation with the Chief Executive Officer, criteria related to incentive compensation for certain senior executives of the Company's subsidiaries; (ii) reviews recommendations made by the Chief Executive Officer with respect to the salary, bonus and other compensation paid and provided to our senior management; and (iii) annually develops criteria related to incentive compensation for, and approves the compensation of, Mr. A.G. Lowenthal and Mr. R.S. Lowenthal. The Compensation Committee's determination of the total compensation of our Chief Executive Officer is subject, in part, to the Performance-Based Compensation Agreement, amended and restated effective May 11, 2015, between the Company and our Chief Executive Officer, for which we received stockholder approval on May 11, 2015.

        Certain processes and procedures of the Compensation Committee are discussed below including its role in dealing with the Chief Executive Officer's compensation and the compensation of the other Named Executives. The Compensation Committee considers recommendations from the Chief Executive Officer with respect to the compensation of the Named Executives (other than the Chief Executive Officer himself), as it does on compensation matters such as aggregate year-end allocation of incentive compensation and stock awards for all of our other employees.

        The day-to-day design and administration of health benefits, the deferred compensation plans, the 401(k) plan and other employee benefit plans and policies applicable to salaried U.S.-based employees in general are handled by our Human Resources, Finance and Legal Departments.

        For the purposes of determining 2019 compensation for the Chief Executive Officer and Mr. R.S. Lowenthal, the Compensation Committee continued to use an independent compensation consultant, Pay Governance LLC, to assist the Compensation Committee with respect to a performance and incentive-based compensation plan that would meet the objectives set forth below.

Objectives and Policies

        The Compensation Committee's objective is to provide a compensation program with strong and direct links between corporate objectives and financial performance, individual performance and compensation in order to foster the creation of shareholder value and align the interests of management with stockholders. Our compensation policy with respect to our Named Executives, including the Chief Executive Officer, has the following objectives:

  •
  recruit, motivate, reward and retain the high performing executive talent required to create superior long-term stockholder returns;

  •
  reward executives for annual performance as well as for growth in enterprise value over the long-term;

  •
  provide a competitive compensation package relative to peers and competitors;

  •
  ensure effective utilization and development of talent by employing appropriate management processes; and

  •
  avoid excessive risk taking.

        Our compensation program for senior executive officers, including the Named Executives, consists of the following key elements: a base salary, an annual bonus, grants of share-based compensation (typically stock awards) and, in the case of the Chief Executive Officer, annual performance-based compensation pursuant to his Performance-Based Compensation Agreement. The Compensation Committee also used a performance-based compensation framework for Mr. R.S. Lowenthal. The Compensation Committee also reviews compensation arrangements to ensure that a portion of the Named Executives' compensation is directly related to corporate performance, appropriate risk management and other factors that directly and indirectly influence stockholder value.

        The Compensation Committee reviewed a "peer group" of public companies in 2019 to guide its decision making process with respect to compensation for such year. This peer group included the following companies: Piper Jaffrey, Stifel Financial, Raymond James Financial, Ladenburg Thalmann Financial Services, Cowen Group, JMP Group, Evercore Inc. and Houlihan Financial. In addition, to further understand the compensation practices of large financial services institutions, the Compensation Committee reviewed compensation practices at Bank of America Corporation, Barclays PLC, Citigroup Inc., Credit Suisse Group AG, Deutsche Bank, Goldman Sachs Group, Inc., JP Morgan Chase & Co., Morgan Stanley, and UBS Group AG.

        While these companies provided a context for broad parameters and a framework for the Compensation Committee's 2019 decisions for our Chief Executive Officer and Mr. R.S. Lowenthal, the determination of the amounts granted and the form of grant was set with reference to our own business model and substantially governed by the annual goals established under the Performance-Based Compensation Agreement with the Chief Executive Officer and the compensation framework designed for Mr. R.S. Lowenthal, each described further below. The Compensation Committee also used these peer group companies and broad studies of companies similar to our Company in revenue as well as other financial services companies to set a context for our recommendations to the Board on non-employee director compensation practices. See "Director Compensation."

        The Compensation Committee chose to engage Pay Governance LLC, an independent outside compensation consultant that the Compensation Committee believes is an unbiased source of information, for purposes of assisting the Compensation Committee with respect to a program for 2019 executive compensation that meets the Compensation Committee's goals and objectives.

        The Compensation Committee believes that incentive-based variable compensation should generally comprise the vast majority of total annual compensation for the Named Executives because it ties their pay to their individual performance and the performance of our Company.

        The Compensation Committee believes that:

  •
  these executive officers are in positions to influence corporate strategy and execution;

  •
  tying the majority of total compensation to incentive payments helps ensure focus on our strategic goals;

  •
  their compensation is both variable and "at risk" and will thus depend upon our Company producing annual financial results that build enterprise value;

  •
  the volatile nature of our market-driven businesses should be reflected in our compensation practices; and

  •
  our share-based compensation generally cliff vests after three or five years and therefore aligns the executive officer with a continuing interest in enterprise value and, further, to long term shareholder returns.

        The Compensation Committee makes recommendations to the Board with respect to total compensation including an annual bonus and grants share-based awards, if appropriate, for our Named Executives and other senior executives. The Compensation Committee believes that a significant portion of the Named Executives' compensation should be variable compensation that should also be "at-risk" based on the performance and behavior of the Named Executives. When recommending share-based awards, the Compensation Committee considers the performance of the employee and the degree to which the employee has a long-term interest in the Company's success. All share-based awards are priced at fair market value on the grant date, based on vesting periods, and are typically conditioned upon the employee's continued employment with the Company for a significant period of time.

        The Compensation Committee believes that, as stockholders, the Named Executives, other senior executives and selected employees will be motivated to consistently deliver financial results that build wealth for all stockholders over the long-term, and it currently uses share-based awards and a series of overlapping vesting periods to accomplish that objective. The Compensation Committee is cognizant of the impact of the accounting guidance on our financial results and strives to balance the granting of stock options and other forms of stock-based incentives with the other objectives of executive compensation set forth above. Since the adoption of accounting guidance on Share-Based Payment, on January 1, 2006, requiring us to expense stock options, we have granted only a very limited number of stock options and none to the Named Executives. At March 6, 2020, we had 1,464,696 shares of Class A Stock which are the subject of current share-based compensation arrangements (of which 412,267 were issued in January 2020) and subject to vesting requirements and 12,998 shares available for issuance to executives and select employees. In January 2011, we established a compensation recovery ("clawback") policy which permits us to recover certain incentive-based compensation in specified circumstances. See discussions under "Stock Option Grants," "Stock Awards" and "Compensation Recovery Policy" below.

        Compensation arrangements for most of our senior executive officers generally involve a significant component of compensation which is contingent on our Company's performance and the individual performance of each senior executive officer, and is typically paid in the form of an annual cash bonus (which permits individual performance to be evaluated and recognized on an annual basis) and share-based awards (which directly link a portion of their compensation to stock price appreciation realized by our stockholders). The Compensation Committee believes that this approach best serves the interests of stockholders by enabling us to structure compensation in a way that meets the requirements of the highly competitive environment in which we operate, while ensuring that senior executive officers are compensated in a manner that advances our long-term interests and those of our stockholders. For the Chief Executive Officer's compensation arrangements, see discussion under "Chief Executive Officer Compensation" below.

        The Compensation Committee, like the Board and management as a whole, recognizes the importance and need to continue the enhancement of the Company's compliance culture and policies and the effectiveness thereof to enhance the overall profitability and endurance of the franchise. To this end the Compensation Committee, in setting compensation for senior executive officers, including the Named Executives, and other executives and employees in positions with compliance responsibilities, emphasizes compliance as a part of the review of such employee's compensation.

Consideration of Say-On-Pay Votes

        We conducted an advisory stockholder vote on executive compensation in May of 2011, 2014 and 2017, and are doing so again this year. The results of the 2011, 2014 and 2017 votes were to affirm our compensation practices as disclosed in the "Compensation Discussion and Analysis" for the fiscal years 2011, 2014 and 2017 and attendant tables and narratives and the compensation paid to our Named Executives. The Compensation Committee considered the 2011, 2014 and 2017 votes and may consider the results of the vote at the 2020 Annual Meeting, and future annual meetings when establishing current and future year's executive compensation arrangements, but notes that the stockholder votes are non-binding and, in the future, the Compensation Committee and Board may choose not to take the results of the votes into account when establishing executive compensation arrangements.

Performance evaluation and total compensation timing

        It has been our practice to determine the aggregate cash bonus pool available to our Chief Executive Officer and other senior executives on or before December 31st of the fiscal year-end in which the performance was delivered for accounting and tax purposes. However, our practice is to consider and make any long-term share-based awards to our Chief Executive Officer and other senior executives in the first 60 days of the following year, based upon their performance in the prior fiscal year.

        While we believe our process and timing of making performance-related judgments on annual total compensation is sound, reasonable and consistent with industry standards, it does not correspond to the proscribed accounting period standards for compensation expenses nor for compensation disclosure. Elements of the total compensation for our Chief Executive Officer and other senior executives are thus recorded in different accounting years and are not captured in the proscribed tables in this proxy statement or in our financial statements in a manner which accurately reflects the Compensation Committee's judgments about performance for the fiscal year. Because of this disparity, we have made a practice of disclosing any share-based awards and their terms that are granted in the first 60 days of the following year for our Named Executives and our employees taken as a whole in our proxy statements. We do this so that stockholders can see the Compensation Committee's judgments about total compensation and how total compensation relates to the Company's and the executives' prior year's performance by combining cash bonuses and salary for the relevant fiscal year plus any stock awards granted in the first sixty days of the following year. For additional information, please see "Realized Pay For Fiscal 2019" below.

Determination of 2019 Compensation

        The Compensation Committee, (i) develops, in consultation with the Chief Executive Officer, criteria related to incentive compensation for certain senior executives of the Company's subsidiaries; (ii) reviews recommendations made by the Chief Executive Officer with respect to the salary, bonus and other compensation paid and provided to our senior management, and makes recommendations to the Board of Directors with respect to the compensation of senior management; and (iii) annually develops criteria related to incentive compensation for, and approves the compensation of, Mr. A.G. Lowenthal and Mr. R.S. Lowenthal. For a discussion of the compensation for the Chief Executive Officer, see the section entitled "2019 Chief Executive Officer Compensation" below.

        The Compensation Committee makes recommendations to the Board with respect to each Named Executive's annual salary and annual bonus and makes grants of share-based awards by reference to the executive's position, responsibilities and performance. Some of the factors considered by the Compensation Committee are:

  •
  the Named Executive's responsibilities relative to our total earnings, use of invested capital, degree of firm capital at risk and the generation of earnings and cash flows,

  •
  the Named Executive's impact on key strategic initiatives, and

  •
  the Named Executive's performance and contributions to the management of the Company.

        The Chief Executive Officer assessed each Named Executive's (other than the Chief Executive Officer himself), as well as other senior officers' performance, under the foregoing criteria and reviews such assessment with the Compensation Committee. The Compensation Committee has determined to use performance-based compensation arrangements for Named Executives for whom quantitative measurements of performance are feasible. The Compensation Committee established such objectives for Mr. R.S. Lowenthal in each of fiscal years 2014 through 2019.

        Our performance assessment criteria rate performance (as appropriate in different competencies) as follows:

  •
  strategic thinking;

  •
  integrity;

  •
  building and facilitating a corporate culture of ethical and responsible behavior;

  •
  compliance with regulatory requirements and Company policies, as well as maintaining good standing with regulators;

  •
  managing employee performance and morale;

  •
  financial responsibility;

  •
  achievement focus;

  •
  leadership;

  •
  risk management;

  •
  forward planning, business judgment and organization; and

  •
  profitability of business unit, if applicable.

        Base Salary.    The base salary of our Chief Executive Officer and Mr. R.S. Lowenthal is set by the Compensation Committee. Salaries paid to senior executive officers are reviewed annually by the Compensation Committee considering recommendations made by the Chief Executive Officer, based on his assessment of the nature of the position, and the skills, experience and performance of each senior executive officer, as well as salaries paid by comparable companies in our industry. The Compensation Committee then makes recommendations to the Board of Directors with respect to base salaries. Except in the case of Mr. R.S. Lowenthal, base salaries paid to the Named Executives in 2019 were not increased from 2018 levels.

        Annual Cash Bonus.    Bonuses paid to our senior executive officers are reviewed annually by the Compensation Committee after considering recommendations made by the Chief Executive Officer based on his assessment of the performance of the Company, the individual contribution of each senior executive officer to such performance and their competencies. Mr. R.S. Lowenthal is paid pursuant to a performance and incentive-based compensation framework set forth by the Compensation Committee. The Compensation Committee then makes recommendations to the Board of Directors with respect to annual cash bonuses. Senior executive officers, including the Chief Executive Officer, may be offered the right to elect to defer a portion of their annual bonus and performance-based compensation under our Executive Deferred Compensation Plan, a non-qualified unfunded plan. No officer made such a deferral in 2019. See "Executive Deferred Compensation Plans" below.

        Stock Option Grants.    Under the OIP, our senior executive officers and employees may be granted stock options by the Compensation Committee based upon a variety of considerations. Due to the relatively high cost of expensing stock option awards under applicable accounting guidance, we have limited our use of this form of award in favor of stock awards.

        Stock Awards.    Under the OIP, our and our subsidiaries' executive officers and employees are granted stock awards by the Compensation Committee based upon recommendations from the Chief Executive Officer (except for the Chief Executive Officer himself) and other considerations relating to the contribution and performance of the specific award recipient. Mr. A.G. Lowenthal and Mr. R.S. Lowenthal are paid pursuant to a performance and incentive-based compensation framework set forth by the Compensation Committee. In addition, stock awards may be given as an inducement to employment for new employees or as a retention tool for existing employees. Stock awards are generally subject to a significant vesting period and we believe that these awards are useful in retaining and motivating our executive personnel. On January 31, 2019, the Compensation Committee awarded a total of 359,706 shares of restricted Class A Stock to our employees. Of these restricted shares,151,818 shares will cliff vest in three years and 207,890 shares will cliff vest in five years. These awards will be expensed over the applicable three or five year vesting period. Of those awards, Mr. Alfano and Mr. McKigney were each awarded 5,000 shares. In addition, Mr. R.S. Lowenthal was awarded 18,868 shares and Mr. A.G. Lowenthal was awarded 75,472 shares as part of the results of their 2018 compensation frameworks. These awards cliff vest in five years and will be expensed over the five year vesting period. On January 29, 2020, the Compensation Committee awarded a total of 409,125 shares of restricted Class A Stock to our employees. Of these restricted shares, 211,575 shares will cliff vest in three years and 197,550 shares will cliff vest in five years. These awards will be expensed over the applicable three or five year vesting period. Of those awards, Mr. Albano, Mr. Alfano and

Mr. McKigney were each awarded 5,000 shares. Additionally, Mr. R. S. Lowenthal was awarded 38,500 shares and Mr. A.G. Lowenthal was awarded 40,000 shares as part of the results of their 2019 compensation frameworks. Mr. A.G. Lowenthal also received a conditional award of 37,000 shares, conditioned only upon a vote by a majority of Class B Stockholders in favor of Matter No. 5 described herein. These awards will cliff vest in five years and will be expensed over the five year vesting period.

        No Backdating or Spring Loading.    We do not backdate stock awards or grant them retroactively. In addition, we generally make our stock awards at regular times each year. We do not plan to coordinate grants of stock awards so that they are made before the announcement of favorable information, or after the announcement of unfavorable information. Our stock awards are granted by the Compensation Committee at fair market value on a fixed date or event (such as the first regular meeting of the Board of Directors following an employee's hire), with all required approvals obtained in advance of or on the actual grant date. All grants of stock awards to employees are made by the Compensation Committee.

        Fair Market Value.    Fair market value has been consistently determined, as required by the OIP, as the share closing price on the NYSE on the grant date.

        Stock Ownership and Trading Policy.    Directors are expected to accumulate and hold at least 6,000 shares of the Company's Class A Stock and have three years after joining the Board of Directors to achieve that position. All sitting directors either meet that criteria, or are on a track to do so. There are no such ownership requirements for the Named Executives or other employees. The Company prohibits our executive officers and directors (and their immediate family members and affiliates) from short selling, dealing in publicly-traded options, or dealing in any other type of derivative security related to our Class A Stock.

        Negative Discretion.    Notwithstanding anything to the contrary in the Company's incentive compensation plans and equity-based plans, the Compensation Committee may, in its sole discretion, reduce or eliminate the bonus amount or grant or award otherwise payable to any participant for a particular performance period at any time prior to the payment of bonuses or grants or awards to participants for such performance period.

        Compensation Recovery Policy.    In January 2011, the Compensation Committee recommended and the Company established a compensation recovery policy, subsequently updated in March of 2017, that affects incentive compensation paid to its executive officers and certain other officers and employees determined by the Compensation Committee to be covered by such policy. In the case of material noncompliance as a result of misconduct with respect to any financial reporting requirement that results in a restatement of the Company's financial statements, the Company is required to recover the amount of incentive compensation that was paid to its executive officers (including cash bonuses, as well as proceeds from the sale of the Company's stock for the period of twelve months after the period of such restatement in the case of our Chairman and Chief Executive Officer and Chief Financial Officer) and may also require, if determined by the Compensation Committee, that other covered officers and employees forfeit certain unvested stock awards. The policy further provides that, to the extent that an executive officer or covered employee engages in a continued failure of the performance of their job function, or engages in misconduct that materially affects the Company or materially violates Company policies, the Company may require that executive officers or other covered employees forfeit some or all of these awards if compensation recovery was indicated. The Compensation Committee and the Company will, under certain circumstances, consider compensation for the three year period preceding a restatement of its financial statements.

        Beneficiaries that have received stock awards have an agreement whereby such awards are subject to such clawback provisions as are described in the immediately preceding paragraph. All senior executives and other employees holding restricted stock awards are subject to such provisions. Until such time as any new policies are developed and implemented by the Company, the Company will not hesitate to pursue recourse against any employee in the case of employee fraud or misconduct.

        Executive Deferred Compensation Plan.    The Executive Deferred Compensation Plan (the "EDCP") provides for voluntary deferral of year-end bonuses by our senior executives, which deferral option may or may not be offered in a given year. These voluntary deferrals can be deferred on a tax-free basis until a specified future time and are not subject to vesting. We do not make contributions to the EDCP for the Named Executives and other senior level executives. None of the Named Executives made a contribution to the EDCP for fiscal year 2019. Further description of the Company's deferred compensation arrangements can be found in note 15 to our consolidated financial statements for the year ended December 31, 2019 included in our Annual Report on Form 10-K for the year ended December 31, 2019.

        Stock Appreciation Rights.    The Company has awarded stock appreciation rights ("OARs") to certain employees (none of whom are the Named Executives) as part of their compensation package based on a formula reflecting gross production, length of service and client assets. These awards are granted once per year in January with respect to the prior year's production. The OARs vest five years from the grant date and are settled in cash on vesting. Further description of the OARs can be found in note 15 of our consolidated financial statements for the year ended December 31, 2019 included in our Annual Report on Form 10-K for the year ended December 31, 2019.

        Benefits.    The Named Executives who are U.S.-based salaried employees participate in a variety of benefits designed to enable us to attract and retain our workforce in a competitive marketplace. We help ensure a productive and focused workforce through a healthcare program and our other benefits. Deferred compensation and 401(k) plans help employees, especially long-service employees, save and prepare financially for retirement. The Named Executives receive the same benefits as all full-time employees and no others beyond those described in this "Compensation Discussion and Analysis". Our qualified 401(k) Plan allowed employees to contribute up to $18,500 for 2019 plus an additional $6,000 for employees over age 50. Employees may continue to retain their 401(k) Plan account after they leave us so long as their account balance is $5,000 or more. We do not sponsor a pension plan for our employees.

        Perquisites.    We provide one perquisite to our Chief Executive Officer: Mr. A.G. Lowenthal has a Company-paid parking arrangement. The primary purpose of this parking arrangement is to minimize distractions from the executive's attention to important corporate matters. Perquisites are quantified in the "Summary Compensation Table" below and detailed in the "All Other Compensation Table" below.

        We do not provide the Named Executives with any other perquisites, such as split-dollar life insurance, reimbursement for legal counseling for personal matters, or tax reimbursement payments. We do not provide loans to executive officers, other than margin loans in margin accounts with us in connection with the purchase of securities (including our securities), which margin accounts are substantially on the same terms, including interest rates and collateral, as those prevailing from time to time for comparable transactions with non-affiliated persons and do not involve more than the normal risk of collectability. See "Certain Relationships and Related Party Transactions," below.

        Separation and Change in Control Arrangements.    Our Named Executives are not eligible for benefits and payments if employment terminates in a separation or if there is a change in control.

2019 Chief Executive Officer Compensation

        Mr. A.G. Lowenthal, our Chairman of the Board and Chief Executive Officer, is paid an annual base salary set by the Compensation Committee, plus annual performance-based compensation under the Performance-Based Compensation Agreement and, at the discretion of the Compensation Committee, is eligible for additional bonuses and/or grants of stock options and restricted stock. Our Chief Executive Officer's incentives are substantially all quantitative measures driving off the Company's core business model and designed to bring executive incentives, performance and compensation into a close relationship.

        On May 11, 2015, Class B Stockholders ratified the Company's Amended and Restated Performance-Based Compensation Agreement with Mr. A.G. Lowenthal, which was effective May 11, 2015. The purpose of the Performance-Based Compensation Agreement is to allow the Compensation Committee to set the annual terms under which Mr. A.G. Lowenthal's annual performance-based compensation is to be calculated during the term thereof. Mr. A.G. Lowenthal's role in determining our success or failure has a very significant bearing on our ultimate results and financial condition because of the nature of his responsibilities as Chief Executive Officer. Therefore, the Compensation Committee has determined that a high proportion of his annual compensation should be subject to variability to reflect our Company's results and those of key performance indices. The variability is reflected in the table below showing the components of compensation on the left hand side with approximate percentages that serve as a target for the components in any given year.

Overview of CEO Compensation Structure

        The Performance-Based Compensation Agreement includes a limitation on the maximum performance award available to Mr. A.G. Lowenthal in any single year, which is $10 million. The Compensation Committee may also set a lesser "cap" on Mr. A.G. Lowenthal's total performance award for any single year which can be less than the maximum of $10 million under the Performance-Based Compensation Agreement. In 2019, the Compensation Committee established a framework pursuant to which Mr. A.G. Lowenthal could attain a Performance Award for the year 2019.

        The framework established by the Compensation Committee was determined utilizing the following components: Total Revenue, Pre-Tax Income ("PTI") and Compensation as a percentage of Revenue, each for the Company for fiscal year 2019. For each of these components, three goal levels, minimum, target and maximum, were stipulated as set forth in the chart below:

        In fiscal year 2019, the Company's Total Revenue was $1,033,000,000, Pre-Tax Income was $52,953,000, and Compensation as a percentage of Revenue was 63.6%.

        By applying the 2019 results to the framework set out above, the Compensation Committee determined to grant a performance award for Mr. A.G. Lowenthal and directed that it be paid $2,000,000 in cash and (i) a stock award of 40,000 shares of the Company's Class A Stock, the cash value of which was $1,045,600 and (ii) a conditional award of 37,000 shares, conditioned only upon a vote by the majority of Class B Stockholders in favor of Matter No 5 described herein, the cash value of which was $967,180, each at the date of grant based on the closing price of the Class A Stock on the NYSE on January 29, 2020 of $26.14, each of which award will "cliff" vest in five years from the date of grant. The award, which vests on January 28, 2025, is subject to Mr. A.G. Lowenthal being continuously employed by the Company until that date.

        In March 2020, the Compensation Committee continued Mr. A.G. Lowenthal's base salary for 2020 at $500,000, unchanged from 2019. The table above does not include a distribution received by Mr. A.G. Lowenthal from the EDCP during fiscal year 2019 of $1,479,703.

2019 Compensation Arrangement for R.S. Lowenthal

        In 2019, the Compensation Committee also determined pursuant to Article IX of the OIP to establish an Individual Target Award (the "Performance Award") for the fiscal year ending December 31, 2019 (the "Performance Period") for Mr. R.S. Lowenthal, Senior Managing Director and Head of Oppenheimer & Co. Inc.'s Investment Banking business. The Performance Award established by the Compensation Committee was determined utilizing the following components for fiscal year 2019: (i) Total Revenue, Revenue per Managing Director ("MD"), Pre-Tax Income ("PTI") and Compensation as a percentage of Revenue for the Investment Banking ("IBK") Division, and (ii) Total Revenue, Pre-Tax Income

and Compensation as a percentage of Revenue for the Company. For each of these components, three goal levels, minimum, target and maximum, were stipulated as set forth in the chart below.

        In fiscal year 2019, the Company's Total Revenue was $1,033,000,000, Pre-Tax Income was $52,953,000, and Compensation as a percentage of Revenue was 63.6%. Additionally, in fiscal year 2019, Total Revenue for the Investment Banking Division was $81,133,000, Revenue per Managing Director was $1,887,000, Pre-Tax Loss was $2,196,000, and Compensation as a Percentage of Revenue was 79.3%. References above to the Investment Banking Division exclude the banking division of the Company's international affiliates.

        By applying the 2019 results to the framework set out above, the Compensation Committee determined to grant a Performance Award for Mr. R.S. Lowenthal and directed it be paid $3,300,000 in cash and a stock grant of 38,500 shares of Class A Stock.

        In view of the performance during 2019 of the Investment Banking Division, and the Performance Award noted above, the Compensation Committee awarded Mr. R.S. Lowenthal a stock award of 38,500 shares of the Company's Class A Stock on January 29, 2020, the cash value of which was $1,006,390 based on that day's closing price of the Class A Stock on the NYSE of $26.14. The award, which vests on January 28, 2025, is subject to Mr. R.S. Lowenthal being continuously employed by the Company until that date.

        In February 2019, the Compensation Committee increased Mr. R.S. Lowenthal's base salary to $300,000 from $200,000.

CEO Pay Ratio

        We believe that executive pay must be consistent and internally equitable in order to motivate employees to perform in ways that create and enhance shareholder value. We are committed to internal pay equity, and the Compensation Committee monitors the relationship between the pay that our executive officers receive and the pay that our non-executive employees receive. The Compensation Committee reviewed a comparison of our CEO's annual total compensation in 2019 to that of all other employees for the same period. The compensation for our CEO was approximately 56 times the median pay of our domestic employees.

        Our CEO to median employee ratio is calculated in accordance with SEC requirements pursuant to Item 402(u) of Regulation S-K. We identified the median employee by examining the 2019 total cash compensation for all individuals, excluding our CEO, who were employed by us on December 31, 2019, the last day of our payroll year and who had been employed by us for the entire fiscal 2019 year. We included all employees, whether employed on a full-time, part-time or seasonal basis, except for those employees employed by non-U.S. subsidiaries, which make up less than 5% of our employee population. We did not make any assumptions, adjustments, or estimates with respect to total cash compensation, and we did not annualize the compensation for any full-time employees that were not employed by us for all of 2019. We believe that the use of total cash compensation for all employees is a consistently applied compensation measure because we do not widely distribute annual equity awards to employees. Approximately four percent (4%) of our employees receive annual equity awards.

        After identifying the median employee based on total cash compensation, we calculated annual total compensation for such employee using the same methodology that we use for the Named Executive as set forth in the "2019 Summary Compensation Table" on page 38. The annual total compensation for 2020 was $5,861,687 for our CEO and $104,500 for our median employee.

        As illustrated in the table below, our 2019 CEO to median employee pay ratio is 56:1.

	CEO to Median Employee Pay Ratio
	CEO	Median Employee
Base Salary	$500,000	$92,500
Stock Awards	$1,876,234	$—
Non-equity Incentive Plan Compensation	$2,000,000	$12,000
Nonqualified Deferred Compensation Earnings (1)	$1,479,703	$—
All Other Compensation	$5,750	$—

Total	$5,861,687	$104,500
(1)
This amount represents the distributions received by the CEO from the EDCP in fiscal year 2019 which is composed of deposits made to the EDCP in years prior to 2007 plus earnings thereon.

U.S. Internal Revenue Code Section 162(m)

        Section 162(m) of the Internal Revenue Code of 1986 ("Section 162(m)"), as amended (the "Code"), generally limits the tax deductibility of annual compensation in excess of $1,000,000 paid to our Chief Executive Officer, Mr. R.S. Lowenthal and our three other most highly compensated executive officers whose compensation is required to be disclosed in this proxy statement, subject to an exception for qualified performance-based compensation that was eliminated by recent tax reform legislation under the Tax Cuts and Jobs Act (the "TCJA"), beginning January 1, 2018. The TCJA also expanded the scope of "covered employees" whose compensation may be subject to this deduction limit by, among other things, now treating the principal financial officer as a covered employee.

        As a result of the passage of the TCJA, the Company will no longer be able to deduct annual compensation in excess of $1,000,000, other than certain amounts that are paid pursuant to binding contracts in effect prior to November 2, 2017 which were not materially modified after such date. The Compensation Committee and the Board of Directors believe that there are substantial benefits to be derived from defined performance-based compensation for key executives. In the future, the Compensation Committee expects to grant compensation, including compensation tied to performance, that may not be deductible for federal income tax purposes.

 SUMMARY COMPENSATION TABLE
For the Year Ended December 31, 2019

        The following table sets forth the total annual compensation paid or accrued by us to or for the account of our Chief Executive Officer and our Chief Financial Officer for the three years ended December 31, 2019. In an effort to provide more complete disclosure, the table lists the next three most highly paid executive officers of our principal subsidiaries, Oppenheimer & Co. Inc. and Oppenheimer Asset Management Inc., whose total cash compensation for the year ended December 31, 2019 exceeded $100,000.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)(5)	(b)	(c)	(d)(1)	(e)(2)	(f)(2)	(g)(1)	(h)(3)	(i)(4)	(j)
A. G. Lowenthal	2019	$500,000	$—	$1,876,234	$—	$2,000,000	$1,479,703	$5,750	$5,861,687
Chairman and CEO	2018	$500,000	$—	$1,414,979	$—	$1,500,000	$1,544,911	$5,750	$4,965,640
of the Company and	2017	$500,000	$—	$1,169,820	$—	1.200,000	$1,312,528	$5,750	$4,188,098
Oppenheimer & Co. Inc.
J. J. Alfano	2019	$275,000	$1,000,000	$124,300	$—	$—	$—	$—	$1,399,300
CFO of the Company and	2018	$275,000	$850,000	$178,430	$—	$—	$—	$—	$1,303,430
Executive Vice President and	2017	$275,000	$750,000	$148,410	$—	$—	$—	$—	$1,173,410
CFO of Oppenheimer & Co. Inc.
P. Albano	2019	$200,000	$1,450,000	$99,440	$—	$—	$—	$—	$1,749,440
Senior Managing Director and	2018	$200,000	$500,000	$58,627	$—	$—	$—	$—	$758,627
Head of Oppenheimer & Co. Inc.'s	2017	$200,000	$900,000	$155,600	$—	$—	$—	$—	$1,255,600
Fixed Income Business
R.S. Lowenthal	2019	$300,000	$—	$469,058	$—	$3,300,000	$—	$—	$4,069,058
Senior Managing Director and	2018	$200,000	$—	$127,450	$—	$3,000,000	$—	$—	$3,327,450
Head of Oppenheimer & Co. Inc.'s	2017	$200,000	$—	$261,900	$—	$3,000,000	$—	$—	$3,461,900
Investment Banking business
B. McKigney	2019	$225,000	$1,100,000	$124,300	$—	$—	$—	$—	1, 449,300
President of Oppenheimer	2018	$225,000	$900,000	$127,450	$—	$—	$—	$—	$1,252,450
Asset Management Inc.	2017	$225,000	$850,000	$174,600	$—	$—	$—	$—	$1,249,600

Notes to Summary Compensation Table:

(1)
The Bonus and Non-Equity Incentive Plan Compensation amounts are not reduced by the Named Executive's election, if any, to defer receipt of bonuses into the EDCP or an election to convert a portion of his bonus into the purchase of Class A Stock. None of these conditions applied in 2019.

(2)
The values of stock options (granted under the OIP) and stock awards (granted under the OIP) represent the grant date fair value of awards granted in the fiscal year. The underlying assumptions and methodology used to value our stock options and stock awards are described in note 15 to our consolidated financial statements for the year ended December 31, 2019 included in our Annual Report on Form 10-K for the year ended December 31, 2019 which is available without charge, except for exhibits to the report, by (i) writing to Oppenheimer Holdings Inc., 85 Broad Street, 22nd Floor, New York, New York 10004, Attention: Secretary, (ii) calling 1-800-221-5588, or (iii) emailing us with your request at info@opco.com. Details of stock options and stock awards held by the Named Executives appear in the "Outstanding Equity Awards Table" and notes thereto appearing below. Awards granted in January of 2020 (which awards are not included in this table) when added to the prior year's cash bonus and salary, taken together, yield the total annual compensation awarded for the performance of the Named Executives for 2019.

(3)
We have a nonqualified deferred compensation plan into which senior executives, including the U.S. Named Executives, could elect to defer some or all of their year-end bonuses. No Named Executive made a deferral in 2019. No above-market earnings were recorded. The amount in the table above from Mr. A.G. Lowenthal represents the distributions received by the CEO from the EDCP in fiscal year 2019 which is composed of deposits made to the EDCP in the years prior to 2007 plus earnings thereon. Details about the earnings from the EDCP appear below in the "Nonqualified Deferred Compensation Table."

(4)
See the chart below — "All Other Compensation Table" — for a description of the amounts appearing in column (i). All other compensation includes perquisites and commission income.

(5)
The three executive officers of Oppenheimer & Co. Inc. and Oppenheimer Asset Management Inc. appearing in the table are not officers of Oppenheimer Holdings Inc. and they do not, except for R.S. Lowenthal who became a director of the Company in May 2013, perform any policy making functions for Oppenheimer Holdings Inc.

 All Other Compensation Table
For the Year Ended December 31, 2019

Name	Parking	Commissions
	(a)	(b)
A.G. Lowenthal	$5,750	$—
J.J. Alfano	$—	$—
P. Albano	$—	$—
R.S. Lowenthal	$—	$—
B. McKigney	$—	$—

Notes to All Other Compensation Table:

(a)
We have one parking space at 85 Broad Street, New York, NY which is included in the terms of the lease for the head-office premises. A.G. Lowenthal uses this space. The cost ascribed to the parking space reflects current commercial terms.

Grants of Plan-Based Awards
For the Year Ended December 31, 2019

					All Other Stock Awards: Number of Shares of Stock or Units (#)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards
						Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
(a)	(b)	(c)	(d)	(e)	(i)	(l)
A.G. Lowenthal (1)	1/29/2020				40,000	$953,200
A.G. Lowenthal (1)	1/31/2019				75,472	$1,876,234
A.G. Lowenthal (1)	1/31/2018				9,100	$231,504
A.G. Lowenthal (1)	1/30/2018				46,429	$1,183,475
A.G. Lowenthal (1)	1/26/2017				67,000	$1,169,820
R.S. Lowenthal (2)	1/29/2020				38,500	$917,455
R.S. Lowenthal (2)	1/31/2019				18,868	$469,058
R.S. Lowenthal (2)	1/30/2018				5,000	$127,450
R.S Lowenthal (2)	1/26/2017				15,000	$261,900

Notes to Grants of Plan-Based Awards Table:

(1)
Mr. A.G. Lowenthal's compensation is subject to an Amended and Restated Performance-Based Compensation Agreement effective May 11, 2015 under which the Compensation Committee may establish annual limits not to exceed $10 million. The Performance-Based Compensation Agreement covers years through May 2020. The application of the 2019 formula produced a Performance Award for Mr. A.G. Lowenthal that the Compensation Committee directed be paid of $2,000,000 in cash, which amount is reflected in column (g) of the "Summary Compensation Table", and (i) 40,000 shares of the Company's Class A Stock and (ii) a conditional award of 37,000 shares, conditioned only upon a vote by a majority of Class B Stockholders in favor of Matter No. 5 described herein. Each such award will "cliff" vest in five years from the date of grant. Also see "2019 Chief Executive Officer Compensation" above.

(2)
Mr. R.S. Lowenthal's compensation is subject to an Individual Target Award for determining a Performance Award for the 2019 fiscal year established by the Compensation Committee. Under the framework established in 2019, R.S. Lowenthal was awarded $3,300,000 in cash for the 2019 fiscal year (exclusive of salary), which amount is reflected in column (g) of the "Summary Compensation Table" and 38,500 shares of the Company's Class A Stock, which award will "cliff" vest in five years from the date of the grant. Also see "2019 Compensation Arrangement for R.S. Lowenthal" above.

 Outstanding Equity Awards Table
As of December 31, 2019

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiry Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)		(h) (11)	(i)	(j)
A.G. Lowenthal	—	—	—	—	—	67,000	(5)	$1,841,160	—	$—
	—	—	—	—	—	46,429	(7)	$1,275,869	—	$—
	—	—	—	—	—	9,100	(8)	$250,068	—	$—
	—	—	—	—	—	75,472	(9)	$2,073,971	—	$—
	—	—	—	—	—	40,000	(10)	$1,099,200	—	$—
J. J. Alfano	—	—	—	—	—	2,381	(1)	$65,430	—	$—
	—	—	—	—	—	5,000	(2)	$137,400	—	$—
	—	—	—	—	—	10,000	(4)	$274,800	—	$—
	—	—	—	—	—	8,500	(5)	$233,580	—	$—
	—	—	—	—	—	7,000	(7)	$192,360	—	$—
	—	—	—	—	—	5,000	(9)	$137,400	—	$—
	—	—	—	—	—	5,000	(10)	$137,400	—	$—
P. Albano	—	—	—	—	—	2,500	(2)	$68,700	—	$—
	—	—	—	—	—	5,000	(4)	$137,400	—	$—
	—	—	—	—	—	10,000	(6)	$274,800	—	$—
	—	—	—	—	—	2,300	(7)	$63,204	—	$—
	—	—	—	—	—	4,000	(9)	$109,920	—	$—
	—	—	—	—	—	5,000	(10)	$137,400	—	$—
R.S. Lowenthal	—	—	—	—	—	9,524	(1)	$261,720	—	$—
	—	—	—	—	—	5,000	(2)	$137,400	—	$—
	—	—	—	—	—	10,000	(4)	$274,800	—	$—
	—	—	—	—	—	15,000	(5)	$412,200	—	$—
	—	—	—	—	—	5,000	(7)	$137,400	—	$—
	—	—	—	—	—	18,868	(9)	$518,493	—	$—
	—	—	—	—	—	38,500	(10)	$1,057,980	—	$—
B. McKigney	—	—	—	—	—	1,667	(1)	$45,809	—	$—
	—	—	—	—	—	5,000	(2)	$137,400	—	$—
	—	—	—	—	—	12,500	(3)	$343,500	—	$—
	—	—	—	—	—	20,000	(4)	$549,600	—	$—
	—	—	—	—	—	10,000	(5)	$274,800	—	$—
	—	—	—	—	—	5,000	(7)	$137,400	—	$—
	—	—	—	—	—	5,000	(9)	$137,400	—	$—
	—	—	—	—	—	5,000	(10)	$137,400	—	$—

Notes to Outstanding Equity Awards Table:

(1)
Stock awards to the Named Executives were granted on January 29, 2015 and vest on January 28, 2020, subject to the individuals being employed by the Company on the vesting date or death, if earlier.

(2)
Stock awards to the Named Executives were granted on February 26, 2015 and vest on February 25, 2020, subject to the individuals being employed by the Company on the vesting date or death, if earlier.

(3)
Stock awards to the Named Executives were granted on July 29, 2015 and vest on July 28, 2020, subject to the individuals being employed by the Company on the vesting date or death, if earlier.

(4)
Stock awards to the Named Executives were granted on February 24, 2016 and vest on February 23, 2021, subject to the individuals being employed by the Company on the vesting date.

(5)
Stock awards to the Named Executives were granted on January 26, 2017 and vest on January 25, 2020, subject to the individuals being employed by the Company on the vesting date.

(6)
Stock awards to the Named Executives were granted on February 23, 2017 and vest on February 22, 2020, subject to the individuals being employed by the Company on the vesting date.

(7)
Stock awards to the Named Executives were granted on January 30, 2018 and vest on January 29, 2023, subject to the individuals being employed by the Company on the vesting date.

(8)
Stock awards to the Named Executives were granted on January 31, 2018 and vest on January 30, 2023, subject to the individuals being employed by the Company on the vesting date.

(9)
Stock awards to the Named Executives were granted on January 31, 2019 and vest on January 30, 2024, subject to the individuals being employed by the Company on the vesting date.

(10)
Stock awards to the Named Executives were granted on January 29, 2020 and vest on January 28, 2025, subject to the individuals being employed by the Company on the vesting date.

(11)
The market value is based on the closing price of the Class A Stock on the NYSE on December 31, 2019 of $27.48.

        On January 29, 2020, the Named Executives were awarded an aggregate of 88,500 shares of Class A Stock as follows: Mr. A.G. Lowenthal was awarded (i) 40,000 shares of Class A Stock and (ii) a conditional award of 37,000 shares, conditioned only upon a vote by a majority of Class B Stockholders in favor of Matter No. 5 herein, Mr. R.S. Lowenthal was awarded 38,500 shares of Class A Stock, Mr. Albano was awarded 5,000 shares of Class A Stock, Mr. Alfano was awarded 5,000 shares of Class A Stock, and Mr. McKigney was awarded 5,000 shares of Class A Stock, each of which awards will vest on January 28, 2025, subject to the recipient being employed by the Company on the vesting date, except for Mr. A.G. Lowenthal's award, which vests on the earlier of the vesting date or his death.

Option Exercises and Stock Vested
For the Year Ended December 31, 2019

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)
A. G. Lowenthal	—	—	—	$—
J.J. Alfano	—	—	4,200	$114,750
P. Albano	—	—	2,500	$70,150
R.S. Lowenthal	—	—	4,400	$117,260
B. McKigney	—	—	1,500	$39,975

Nonqualified Deferred Compensation
For the Year Ended December 31, 2019

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Balance at 12/31/19 ($)
(a)	(b)	(c)(2)	(d)(2)	(e)(2)
A. G. Lowenthal (1)(3)	—	—	$2,045,785	$10,938,515
J.J. Alfano	—	—	$—	$—
P. Albano	—	—	$—	$—
R.S. Lowenthal	—	—	$—	$—
B. McKigney	—	—	$—	$—

  Notes to Nonqualified Deferred Compensation Table:

(1)
The Named Executives did not make a contribution in 2019 to our Nonqualified Deferred Compensation Plan.

(2)
We do not make contributions to the EDCP with respect to voluntary deferrals. The aggregate balances shown in column (e) of the table above represent amounts that the Named Executives earned as year-end bonuses but elected to defer (included as part of the amount in column (g), if any, of the "Summary Compensation Table" above), plus earnings (or losses). Such earnings (or losses) for fiscal 2019 are reflected in column (d) of the "Nonqualified Deferred Compensation Table" and represent appreciation based on investments selected by the Named Executives. Account balances are invested in phantom investments selected by the Named Executives from a menu of deemed investment choices. Participants may change their deemed investment choices quarterly. When participants elect to defer amounts into the EDCP, they also elect when the amounts will ultimately be paid out to them. Distributions may either be made in a specific future year or at a time that begins after retirement. In accordance with Section 409A of the Code, in general, distribution schedules cannot be accelerated (other than for hardship) and, to delay distribution, the participant must make such an election at least one year before distribution would otherwise have commenced and the new distribution must be delayed a minimum of five years after distribution would have initially begun. The deferred amount is a liability of the Company and subject to the risks of the business.

(3)
All of the amounts contributed by Mr. Lowenthal to our Nonqualified Deferred Compensation Plan were previously reported as compensation to him in the "Summary Compensation Table" for the applicable year.

Realized pay for fiscal 2019

        To supplement the SEC required disclosure in the "Summary Compensation Table" we have included the following additional table which shows the total compensation actually realized by each Named Executive for fiscal 2019.

        The Company believes that this table is useful to stockholders as it reflects the compensation actually realized for 2019 by the Named Executives. The "Summary Compensation Table", as calculated under SEC rules, includes several items that are driven by accounting, actuarial and timing assumptions, which are not necessarily reflective of compensation actually realized by an executive in any particular reporting year.

        Our Company's pay practices are not well reflected in these SEC-mandated tables because we used long-term (three to five year cliff vesting) stock awards to recognize and reward executive performance accomplishments beyond their annual cash bonuses (but typically within their performance framework, where we use them) to ensure a strong relationship between our senior executives' ongoing performance and ongoing stockholder value creation. In the "Summary Compensation Table", these stock awards are part of Total Compensation in the year presented in the Table and are valued on the award date, even though they typically cliff-vest three to five years after the award date and will be valued at vesting at the then market price of our stock. For additional information, please see "Performance evaluation and total compensation element timing" in the "Compensation Discussion and Analysis", above.

        Realized pay for salary, bonus/non-equity incentive plan compensation and stock awards for fiscal 2019 was equal to 57% of the values shown in the "Summary Compensation Table" for our Chief Executive Officer and between 91% and 99% for our other Named Executives. The table below shows realized compensation for fiscal 2019 for each Named Executive.

Realized Pay for Fiscal 2019 Table

Name	Salary	Bonus	Vested Stock Awards	Vested Stock Options	Non-Equity Incentive Plan Compensation	Total	% of Reported
	(a)	(b)(1)	(c)(2)	(d)(2)	(e)(1)	(f)	(g)(3)
A.G. Lowenthal	$500,000	$—	$—	$—	$2,000,000	$2,500,000	57%
J.J. Alfano	$275,000	$1,000,000	$114,750	$—	$—	$1,389,750	99%
P. Albano	$200,000	$1,450,000	$70,150	$—	$—	$1,720,150	98%
R.S. Lowenthal	$300,000	$—	$117,260	$—	$3,300,000	$3,717,260	91%
B. McKigney	$225,000	$1,100,000	$39,975	$—	$—	$1,364,975	94%

  Notes to Realized Pay for Fiscal 2019 Table

(1)
Reflects amounts earned based on fiscal 2019 performance.

(2)
Reflects the aggregate value of stock awards and stock options that were awarded in prior years and vested during fiscal 2019 and are shown here to present a clear picture of total currently earned executive compensation. The value of vested stock awards is calculated by multiplying the number of shares vested by the closing price of our Class A Stock on the NYSE on the vesting date.

(3)
Represents the percentage of Total Compensation in the Realized Pay for Fiscal 2019 Table to Total Compensation (column j) in the Summary Compensation Table. For purposes of calculating the percentage in column (g) for Mr. A.G. Lowenthal the value of his deferred compensation distribution and the value of his parking space were subtracted prior to calculating the percentage above.

 Compensation Policies and Risk

        The Compensation Committee, the Board as a whole and senior management believe that the Company's compensation policies and practices are not likely to have a material adverse effect on the Company. The Company is necessarily in the business of taking risks to facilitate its customer-oriented businesses and certain proprietary trading activities. As a result, there is no assurance that the Company will not sustain trading or other losses in pursuing its businesses. However, in that context, we believe our compensation policies, together with our control systems and risk management procedures, generally act as mitigation against, rather than an encouragement of, employees taking excessive risk exposure with firm capital.

        A substantial portion of the Company's incentive compensation practices are related to employees situated in departments that do not create firm financial risk in conducting their advisory-style businesses. Other commitment and underwriting-related activities (which do involve firm-level risk) are regularly monitored by the firm's Commitment Committees, and such risks are further mitigated by the practice of paying modest salaries and year-end-only bonuses to the managers and employees in these activities.

        For groups in the firm which do take frequent firm risk positions in conducting their businesses, the Company employs various risk controls, trading reserves and compensation hold-back policies which are designed to protect the firm against excessive risk-taking with firm capital. These include generally conservative position limits, monthly and quarterly compensation hold-back and/or charge-backs as well as year-end carry-over policies for groups that are compensated on monthly or quarterly intervals. In addition, for some trading groups, mark-down policies are imposed that are designed to prevent holding stale or unsalable inventories; and for others, compensation accrual at settlement date rather than trade date is utilized where appropriate. We also employ strict price monitoring policies for reviewing trading positions and the monitoring of all such prices by a group reporting directly to the Chief Financial Officer outside the control of interested individual department heads.

        Our senior department managers in areas which place firm capital at risk are paid salaries and year-end-only bonuses from the aggregate results of their departments, a mitigating factor against excessive risk-taking within their areas of responsibility. We also have a substantial mitigating effect against excessive risk-taking by our employees due to our Chief Executive Officer's incentive compensation arrangement which is annual, includes diverse criteria for any incentive payments and includes an annual cap on any earned incentive payment amount.

        Our Compensation and Audit Committees coordinate their activities and oversight where compensation and risk activities intersect and the Board conducts ongoing risk-oriented reviews of firm operating units presented by management concurrently with most Audit Committee meetings, and conducted annual Compensation Committee reviews of each of these specific risk/compensation practices. Please see "Risk Management" for further information.

        This concludes our Compensation Discussion and Analysis.

 Security Ownership of Certain Beneficial Owners and Management

        Our authorized capital includes 99,665 shares of Class B Stock, all of which were issued and outstanding, and 50,000,000 shares of Class A Stock, of which 12,986,606 shares of Class A Stock were issued and outstanding, and 50,000,000 shares of Preferred Stock, none of which were outstanding as of March 6, 2020.

        The following table sets forth certain information regarding the beneficial ownership of each class of our stock as of March 6, 2020 with respect to (i) each person known by us to beneficially own, or exercise control or discretion over, more than 5% (except as otherwise indicated) of any class of our stock, (ii) each of our directors and nominees for director, (iii) each of our executive officers named in the "Summary Compensation Table" set forth herein and (iv) our directors, nominees for director and executive officers as a group. The address of each beneficial owner for which an address is not otherwise indicated is: c/o Oppenheimer Holdings Inc., 85 Broad Street, New York, NY 10004.

        For purposes of the table, beneficial ownership is determined pursuant to Rule 13d-3 of the Exchange Act, pursuant to which a person or group of persons is deemed to have "beneficial ownership" of stock which such person or group has the right to acquire within 60 days after March 6, 2020. The percentage of shares deemed outstanding is based on 12,986,606 shares of Class A Stock and 99,665 shares of Class B Stock outstanding as of March 6, 2020. In addition, for purposes of computing the percentage of Class A Stock owned by each person, the percentage includes all Class A Stock issuable upon the exercise of outstanding options held by such persons within 60 days after March 6, 2020.

        There are no outstanding rights to acquire beneficial ownership of any Class B Stock.

        Mr. A.G. Lowenthal has advised us that he intends to vote all of the Class B Stock owned and controlled by him for each of the matters referred to in the Notice of Meeting to be voted on at the Meeting.

	Class A Stock		Class B Stock
Name of Beneficial Owner — Ownership as of March 6, 2020	Shares	%	Shares	%
BlackRock Inc. (1)	718,249	5.7%	—	—
Executive Officers, Director Nominees and Others:
A.G. Lowenthal (2)	3,218,849	24.8%	97,128	97.5%
J. J. Alfano (3)	71,156	*	60	*
W. Ehrhardt (3)	23,350	*	—	—
R. S. Lowenthal (4)	59,603	*	650	*
A.W. Oughtred (3)	14,150	*	—	—
P.M. Friedman (5)	8,500	*	—	—
E. Behrens (3)	4,500	*	—	—
T.M. Dwyer (3)	8,500	*	—	—
T.A. Glasser (3)	625	*	—	—
R.L. Roth (3)	625	*	—	—

Executive Officers, Director Nominees and Others as a group (10)	3,409,858	26.3%	97,838	98.2%

*
Less than 1%

(1)
Based solely on Schedule 13G filed with the SEC on February 5, 2020 by BlackRock Inc. The address of their business office is 55 East 52nd Street, New York, New York 10055.

(2)
With respect to the Class A Stock, A.G. Lowenthal holds 88,554 shares directly and is also the sole general partner of Phase II Financial L.P., a New York limited partnership, which is the record holder of 3,115,768 shares of Class A Stock. Mr. Lowenthal holds 14,527 shares of Class A Stock through the Oppenheimer 401(k) Plan. With respect to the Class B Stock, Phase II Financial Inc., a Delaware corporation wholly-owned by Mr. Lowenthal ("Phase II"), is the holder of record of all such shares. In the event of Mr. Lowenthal's death or incapacity, control of Phase II would pass to Mr. Lowenthal's spouse.

(3)
Stock is held directly.

(4)
R.S. Lowenthal owns 55, 882 shares of Class A Stock directly and 3,721 shares of Class A Stock through the Oppenheimer 401(k) Plan. R.S. Lowenthal is a limited partner in Phase II Financial L.P., which is included in the total number of shares of Class A Stock reported by A.G. Lowenthal in (2) above.

(5)
P.M. Friedman owns 8,500 shares of Class A Stock through the Paul M Friedman Living Trust dated March 3, 2019.

        There are no arrangements, known to us, the operation of which may at a subsequent date result in a change of control of our Company.

        All shares of Class A Stock authorized under the OIP have been approved by the Class B Stockholders. A description of the 2014 Incentive Plan appear in note 15 of our consolidated financial statements for the year ended December 31, 2019 included in our Annual Report on Form 10-K for the year ended December 31, 2019.

        Class A Stock authorized for issuance under such share-based plans as of March 6, 2020 is as follows:

Plan	Number of shares of Class A Stock to be issued upon exercise of outstanding options or upon vesting of restricted stock or stock awards	Weighted average exercise price of outstanding awards	Number of shares of Class A Stock remaining available for future issuance
2014 Incentive Plan	1,459,641	$24.26	18,053

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file by specific dates with the SEC initial reports of ownership and reports of changes in ownership of our equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file. We are required to report in this proxy statement any failure of our directors and executive officers and greater than ten percent stockholders to file by the relevant due date any of these reports during or for the preceding fiscal year (or, to the extent not previously disclosed, any prior fiscal year).

        To our knowledge, based solely on review of copies of such reports furnished to us during and for the fiscal year ended December 31, 2019 and representations made to us by such persons, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent stockholders were complied with. All other Section 16(a) filings requirements are currently up to date.

Stock Buy-Back

        On July 2019, the Company announced that its Board of Directors approved a share repurchase program that authorizes the Company to purchase up to 640,000 shares of the Company's Class A Stock, representing approximately 5% of its 12,756,308 then-issued and outstanding shares of Class A Stock. This authorization supplemented the 26,192 shares that remained authorized and available under the Company's previous share repurchase program covering up to 650,000 shares of the Company's Class A Stock, which was announced on May 5, 2017, for a total of 666,192 shares authorized and available for repurchase.

        During the year ended December 31, 2019, the Company purchased and canceled an aggregate of 323,249 shares of Class A Stock for a total consideration of $8.4 million ($25.99 per share). As of December 31, 2019, 589,535 shares of Class A Stock were available to be purchased under this program. Any such share purchases will be made by the Company from time to time in the open market at the prevailing open market price using cash on hand, in compliance with the applicable rules and regulations of the New York Stock Exchange and federal and state securities laws and the terms of the Company's senior secured debt. All shares purchased will be canceled. The share repurchase program is expected to continue indefinitely. The timing and amounts of any purchases will be based on market conditions and other factors including price, regulatory requirements and capital availability. The share repurchase program does not obligate the Company to repurchase any dollar amount or number of shares of Class A Stock. Depending on market conditions and other factors, these repurchases may be commenced or suspended from time to time without prior notice.

Certain Relationships and Related Party Transactions

Indebtedness of Directors and Executive Officers

        The following sets out information with respect to the aggregate indebtedness of our directors and executive officers under securities purchase and other programs. On December 31, 2019 and since that date, none of our directors and the executive officers were or have been indebted to us.

Indebtedness of Directors and Executive Officers Under
(I) Securities Purchase and (2) Other Programs

Name and Principal Position	Involvement of Company or Subsidiary	Largest Amount Outstanding During 2018 ($)	Amount Outstanding as of March 8, 2019 ($)	Financially Assisted Securities Purchases During 2018 (#)	Security for Indebtedness	Amount Forgiven During 2018 ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
Securities Purchase Programs
N/A
Other Programs
A.G. Lowenthal	Oppenheimer Margin Account	—	—	—	Margined securities	—
R.S. Lowenthal	Oppenheimer Margin Account	—	—	—	Margined securities	—

        During 2019, certain of our directors, executive officers and senior officers of Oppenheimer & Co. Inc., our subsidiary, maintained margin accounts with Oppenheimer & Co. Inc. in connection with the purchase of securities (including our securities). These margin accounts are substantially on the same terms, including interest rates and collateral, as those prevailing from time to time for comparable transactions with non-affiliated persons and do not involve more than the normal risk of collectability.

Other Relationships and Transactions

        Mr. R.S. Lowenthal, the son of Mr. A.G. Lowenthal, our Chairman of the Board and Chief Executive Officer, is Senior Managing Director and Head of Oppenheimer & Co. Inc.'s Investment Banking business and is compensated with a base salary and a Performance-Based Cash Award for each fiscal year determined by the application of a formula established by the Compensation Committee annually based upon the performance of the Investment Banking business and other businesses that report to him for the fiscal year and certain other performance criteria established by the Compensation Committee. Mr. R.S. Lowenthal became a Director in May 2013. Mr. Andrew Crystal, the first cousin of Mr. A.G. Lowenthal, our Chairman of the Board and Chief Executive Officer, is an Oppenheimer & Co. Inc. financial advisor and is compensated on the same basis as other Oppenheimer & Co. Inc. financial advisors.

        Our Code of Conduct and Business Ethics for Directors, Officers and Employees contains prohibitions and restrictions on our directors, executive officers and other employees from entering into or becoming involved in situations which could give rise to conflicts of interest with us. Our directors, senior executives and employees and our subsidiaries are required to avoid investments or other interests and associations that interfere, might interfere or might be perceived to interfere, with the independent exercise of judgment in our best interests.

        Our directors, senior executives and employees may not advance their personal interests at our expense nor may they personally take or benefit from opportunities arising from their employment with us.

        Pursuant to the Audit Committee Charter, the Audit Committee is tasked with reviewing and approving all related party transactions.

STOCKHOLDER PROPOSALS

        The Delaware General Corporation Law (the "DGCL"), which governs our Company, provides that certain registered or beneficial holders of shares entitled to vote at a meeting of stockholders may, in accordance with the provisions of the DGCL, submit a notice to us of a proposal that the holder wishes to be considered by the stockholders entitled to vote at a meeting of stockholders. In order for any stockholder proposal to be included in the proxy statement for the next annual meeting of stockholders of the Company following the Meeting, the proposal must be submitted to the Company at its office at 85 Broad Street, New York, NY 10004 (Attention: Secretary) prior to February 1, 2021.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

        Holders of Class A and Class B Stock or other interested parties may communicate with the Board of Directors, including the Lead Director or our independent directors as a group by e-mail to info@opco.com (Attention: Board of Directors) or by mail to:

  Oppenheimer Holdings Inc.
  Board of Directors
  c/o Secretary
  85 Broad Street
  New York, NY 10004

        All such correspondence will be forwarded to the Lead Director or to any individual director or directors to whom the communications is or are directed, unless the communication is unduly hostile, threatening, illegal, does not reasonably relate to us or our business or is similarly inappropriate. Our Secretary has the authority to discard or disregard inappropriate communications or to take other reasonable actions with respect to any such inappropriate communications.

WHERE YOU CAN FIND MORE INFORMATION

        Our Annual Report on Form l0-K for the year ended December 31, 2019 also serves as our 2019 Annual Report to Stockholders. It is available to view and print on-line on our website at www.oppenheimer.com on the Investor Relations page. A stockholder who wants to receive a paper or email copy of our Annual Report on Form 10-K for the year ended December 31, 2019 must request one. The report is available, without charge, except for exhibits to the report, by (i) writing to Oppenheimer Holdings Inc., 85 Broad Street, 22nd Floor, New York, New York 10004, Attention: Secretary, (ii) calling 1-800-221-5588, (iii) emailing us with your request at info@opco.com or (iv) through our website at www.oppenheimer.com/investor-relations/index.aspx. Exhibits will be provided upon request and payment of a reasonable fee.

        You may read and copy our reports, proxy statements and other information at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of our reports, proxy statement and other information by mail from the Public Reference Section of the SEC at prescribed rates. To obtain information on the operation of the Public Reference Room, you can call the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website that contains reports, proxy and information statements and other information regarding issuers, including Oppenheimer Holdings Inc., that file electronically with the SEC. The address of the SEC's Internet website is www.sec.gov.

        Additional information relating to us is available on our website at www.oppenheimer.com.

        You should rely only on the information contained in this proxy statement to vote on the proposals set forth herein. The Company has not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated March 20, 2020. You should not assume that the information contained in this proxy statement is accurate as of any date other than March 6, 2020, and neither the availability of this proxy statement via the Internet nor the mailing of this proxy statement to our Class B Stockholders shall create any implication to the contrary.

OTHER INFORMATION

        Our Board of Directors is aware of no other matters, except for those incident to the conduct of the Meeting, that are to be presented to Class B Stockholders for formal action at the Meeting. If, however, any other matters properly come before the Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

By Order of the Board of Directors,

Dennis P. McNamara,
Secretary

March 20, 2020

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q the case of Proposal 4. + 1. Election of Directors: 1.1 - E. Behrens For Withhold For Withhold For Withhold 1.2 - T.M. Dwyer 1.3 - W. Ehrhardt 1.4 - P.M. Friedman 1.5 - T.A. Glasser 1.6 - A.G. Lowenthal 1.7 - R.S. Lowenthal 1.8 - A.W. Oughtred 1.9 - R.L. Roth For Against Abstain For Against Abstain 2. The appointment of Deloitte & Touche LLP as auditors for 2020 and the authorization of the Audit Committee to fix the remuneration of the auditors. 1 Year 3. The approval, in an advisory (non-binding) vote, of Oppenheimer Holdings Inc.’s executive compensation as discussed in the accompanying proxy statement. 2 Years 3 Years Abstain 4. The approval, in an advisory (non-binding) vote, that a stockholder vote to approve Oppenheimer Holdings Inc.’s executive compensation (Proposal 3) should occur every 1, 2 or 3 years. 5. The authorization of the issue of up to 1,250,000 shares of Class A non-voting common stock to the Oppenheimer Holdings Inc. 2014 Incentive Plan. NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + 1 U P X 0374ID B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below A Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2, 3 and 5, and FOR “3 YEARS” in Annual Meeting Proxy Card

q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + Annual Meeting of Stockholders – May 11, 2020 THIS PROXY IS SOLICITED BY MANAGEMENT OF THE COMPANY The undersigned hereby revokes any proxy previously granted and appoints Mr. A.G. Lowenthal and D.P. McNamara, Esq., and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Class B Voting Common Stock of Oppenheimer Holdings Inc. which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held May 11, 2020 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting. A Class B Stockholder has the right to appoint a person, who need not be a Class B Stockholder, to represent the Class B Stockholder at the Meeting other than the persons designated herein. To exercise this right, a Class B Stockholder may insert the name of the desired person in the box provided below or may submit another form of proxy. THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR ALL THE NOMINEES LISTED, FOR PROPOSALS 2, 3 AND 5, AND FOR “3 YEARS” IN THE CASE OF PROPOSAL 4. Important Notice Regarding Availability of Proxy Materials for the Annual Meeting of Stockholders of the Company to be held May 11, 2020. Stockholders may view the proxy statement and the Company’s 2019 Annual Report on Form 10-K at www.opco.com/investor-relations/index.aspx. (Continued and to be marked, dated and signed on the other side) Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. + C Non-Voting Items Proxy — OPPENHEIMER HOLDINGS INC.

QuickLinks

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 11th, 2020
PROXY STATEMENT
SUMMARY
Oppenheimer Holdings Inc.
Questions and Answers about the Matters to be Acted Upon
THE MEETING
Solicitation of Proxies
Class A Stock and Class B Stock
Appointment and Revocation of Proxies
MATTER NO. 1 ELECTION OF DIRECTORS
Nominees for Election as a Director
2019 DIRECTOR COMPENSATION TABLE
Outstanding Equity Awards Table As of December 31, 2019
Option Exercises and Stock Vested For the Year Ended December 31, 2019
REPORT OF THE AUDIT COMMITTEE
REPORT OF THE COMPENSATION COMMITTEE
REPORT OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
REPORT OF THE COMPLIANCE COMMITTEE
MATTER NO. 2 APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Principal Accounting Fees and Services
MATTER NO. 3 ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION
MATTER NO. 4 ADVISORY (NON-BINDING) VOTE ON FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION
MATTER NO. 5 2014 INCENTIVE PLAN
Issue of Class A Stock to the Oppenheimer Holdings Inc. 2014 Incentive Plan
EXECUTIVE COMPENSATION AND RELATED INFORMATION
Compensation Discussion and Analysis
Overview of CEO Compensation Structure
SUMMARY COMPENSATION TABLE For the Year Ended December 31, 2019
All Other Compensation Table For the Year Ended December 31, 2019
Grants of Plan-Based Awards For the Year Ended December 31, 2019
Outstanding Equity Awards Table As of December 31, 2019
Option Exercises and Stock Vested For the Year Ended December 31, 2019
Nonqualified Deferred Compensation For the Year Ended December 31, 2019
Realized pay for fiscal 2019
Realized Pay for Fiscal 2019 Table
Compensation Policies and Risk
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Indebtedness of Directors and Executive Officers Under (I) Securities Purchase and (2) Other Programs
STOCKHOLDER PROPOSALS
COMMUNICATIONS WITH THE BOARD OF DIRECTORS
WHERE YOU CAN FIND MORE INFORMATION
OTHER INFORMATION